--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 28, 2003
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                             COMPUTATIONAL MATERIALS

                                  $700,000,000
                                  APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2003-HE3

                       MORTGAGE PASS-THROUGH CERTIFICATES





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 28, 2003
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                           APPROXIMATELY $700,000,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE3

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                             OCWEN FEDERAL BANK FSB
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  MODIFIED
                                   EXPECTED RATINGS  AVG LIFE     DURATION                         INITIAL                  FINAL
OFFERED                            (FITCH/MOODY'S/   TO CALL/     TO CALL/   PAYMENT WINDOW TO  SUBORDINATION               LEGAL
CLASSES   DESCRIPTION   BALANCE $        S&P)        MTY(1)(2)  MTY(1)(2)(3)  CALL /MTY(1)(2)       LEVEL      BENCHMARK   MATURITY
====================================================================================================================================
A-1(4)      Floater    200,000,000    AAA/Aaa/AAA    2.72/2.93    2.66/2.84     09/03-08/11/        18.75%     1 M LIBOR  11/25/2033
                                                                                09/03-01/20
------------------------------------------------------------------------------------------------------------------------------------
A-2         Floater    110,000,000    AAA/Aaa/AAA    2.80/3.05    2.72/2.94     09/03-08/11/        18.75%     1 M LIBOR  11/25/2033
                                                                                09/03-03/21
------------------------------------------------------------------------------------------------------------------------------------
A-3(4)      Floater    145,000,000    AAA/Aaa/AAA    2.80/3.05    2.73/2.95     09/03-08/11/        18.75%     1 M LIBOR  11/25/2033
                                                                                09/03-03/21
------------------------------------------------------------------------------------------------------------------------------------
A-4         Floater     80,000,000    AAA/Aaa/AAA    1.29/1.29    1.29/1.29     09/03-05/06/        18.75%     1 M LIBOR  11/25/2033
                                                                                09/03-05/06
------------------------------------------------------------------------------------------------------------------------------------
A-5         Floater     44,765,000    AAA/Aaa/AAA    5.49/6.19    5.26/5.86     05/06-08/11/        18.75%     1 M LIBOR  11/25/2033
                                                                                05/06-03/21
------------------------------------------------------------------------------------------------------------------------------------
M-1         Floater     45,311,000     AA/Aa2/AA     5.36/5.92    5.11/5.58     11/06-08/11/        12.40%     1 M LIBOR  11/25/2033
                                                                                11/06-03/18
------------------------------------------------------------------------------------------------------------------------------------
M-2         Floater     35,321,000      A/A2/A       5.34/5.84    4.90/5.29     10/06-08/11/         7.45%     1 M LIBOR  11/25/2033
                                                                                10/06-12/16
------------------------------------------------------------------------------------------------------------------------------------
M-3         Floater      7,849,000     A-/A3/A-      5.33/5.76    4.85/5.17     09/06-08/11/         6.35%     1 M LIBOR  11/25/2033
                                                                                09/06-04/15
------------------------------------------------------------------------------------------------------------------------------------
B-1         Floater      9,276,000  BBB+/Baa1/BBB+   5.32/5.70    4.65/4.91     09/06-08/11/         5.05%     1 M LIBOR  11/25/2033
                                                                                09/06-10/14
------------------------------------------------------------------------------------------------------------------------------------
B-2         Floater      9,276,000   BBB/Baa2/BBB    5.32/5.62    4.59/4.78     09/06-08/11/         3.75%     1 M LIBOR  11/25/2033
                                                                                09/06-12/13
------------------------------------------------------------------------------------------------------------------------------------
B-3         Floater     13,202,000  BBB-/Baa3/BBB-   5.29/5.38    4.57/4.63     09/06-08/11/         1.90%     1 M LIBOR  11/25/2033
                                                                                09/06-01/13
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)     Certificates are priced to the 10% optional clean-up call.
-----   (2)     Based on the pricing prepayment speed.  See details below.
        (3)     Run at par.
        (4)     The Class A-1 and A-3 are each insured by FSA.


ISSUER:               CDC Mortgage Capital Trust Series 2003-HE3

DEPOSITOR:            Morgan Stanley ABS Capital I Inc.

SELLER:               CDC Mortgage Capital Inc.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 2

                         ----------------------


ORIGINAL LOAN SELLERS:           Aames Capital Corporation, Aegis Mortgage
                                 Corporation, Ameriquest Mortgage Company, BNC
                                 Mortgage, Inc., Chapel Mortgage Corporation,
                                 Encore Credit Corp., First Banc Mortgage,
                                 Inc., First NLC Financial Services, LLC, Impac
                                 Funding Corporation (and it's affiliate,
                                 Novelle Financial Services, Inc.), Master
                                 Financial, Inc., People's Choice Home Loan,
                                 Inc., and SIB Mortgage Corp.

SERVICER:                        Ocwen Federal Bank FSB

CLASS A-1/A-3 INSURER:           Financial Security Assurance Inc.

TRUSTEE:                         Deutsche Bank National Trust Company

MANAGERS:                        Morgan Stanley (lead manager); CDC Securities,
                                 Banc of America Securities LLC and Countrywide
                                 Securities, Inc. (co-managers)

RATING AGENCIES:                 Fitch Ratings, Moody's Investors Service,
                                 Standard & Poor's Ratings Services

OFFERED CERTIFICATES:            Class A-1, A-2, A-3, A-4, A-5, M-1, M-2, M-3,
                                 B-1, B-2 and B-3 Certificates

EXPECTED PRICING DATE:           July 30, 2003

EXPECTED CLOSING DATE:           August 25, 2003 through DTC, Euroclear and
                                 Clearstream, Luxembourg. The Offered
                                 Certificates will be settled without accrued interest.

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, on the next business day,
                                 beginning September 25, 2003.

CUT-OFF DATE: August 1, 2003, for each Mortgage Loan in the mortgage pool on the Closing Date. For each Mortgage Loan subsequently acquired by the Trust with funds from the Pre-Funding Account (as described below), the first day of the month in which such loan was acquired.

CLASS A-1/A-3 INSURANCE:         Financial Security Assurance Inc., a
                                 AAA/Aaa/AAA rated surety bond provider,
                                 guarantees timely interest and ultimate
                                 principal to the Class A-1 and Class A-3
                                 Certificateholders.

DUE PERIOD FOR MORTGAGE LOANS:   For any Distribution Date, the period
                                 commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR
THE OFFERED CERTIFICATES:        The interest accrual period for the Offered
                                 Certificates with respect to any Distribution
                                 Date will be the period beginning with the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 3

                         ----------------------


MORTGAGE LOANS:                 The Mortgage Loans will consist of two groups,
                                totaling approximately $714 million, of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately $559 million. It is expected that up to approximately $155 million of Mortgage
                                Loans may be purchased by the trust for a period of up to 3 months after the closing date (the
                                "Pre-Funding Period") as described below.

                                The Class A-1 Certificates will primarily represent interests in the Group I Mortgage Loans. The Class A-2, A-3, A-4, and A-5 Certificates will primarily represent interests in the Group II Mortgage Loans. The Class M Certificates, the Class B Certificates, the Class X Certificates, the Class P Certificates and the Residual Certificates will represent interests in both the Group I Mortgage Loans and the Group II Mortgage Loans.

GROUP I MORTGAGE LOANS:         At the Cut-Off date, approximately $193 million
                                of Mortgage Loans with original principal balance that conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:        At the Cut-Off date, approximately $366 million
                                of Mortgage Loans with original principal balance that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

PREFUNDING:                     On the Closing Date, approximately $155 million
                                from the sale of the Offered Certificates (the
                                "Pre-Funded Amount") will be deposited with the Trustee into a separate account (the
                                "Pre-Funding Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period. Approximately $53 million and $101 million of the Pre-Funded Amount will be allocated to purchase additional Mortgage
                                Loans for Group I and Group II, respectively.

PRICING PREPAYMENT SPEED:       o       Fixed Rate Mortgage Loans: CPR starting
                                at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                CPR thereafter.

                                o        Adjustable Rate Mortgage Loans: CPR of
                                25%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 4

                         ----------------------


CREDIT ENHANCEMENT:             The Offered Certificates are credit enhanced by:

                                1)       Net monthly excess cashflow from the
                                     Mortgage Loans;

                                2)       1.90% overcollateralization (funded
                                     upfront ) based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.80% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount;

                                3)       Subordination of distributions on the
                                     more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and

                                4)       An insurance policy issued by Financial
                                     Security Assurance Inc. for the benefit of the holders of the Class A-1 and Class A-3 Certificates only.

CREDIT ENHANCEMENT PERCENTAGE:  For any Distribution Date, the percentage obtained by dividing (x) the aggregate
                                Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                 The later to occur of:
                                (x)  The earlier of:
                                     (a)  The Distribution Date occurring in
                                          September 2006; and
                                     (b)  The Distribution Date on which the
                                          aggregate balance of the Class A
                                          Certificates is reduced to zero; and
                                (y)  the first Distribution Date on which the
                                     Credit Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates on the applicable Distribution Date) is greater than or equal to 37.50%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 5

                         ----------------------


TRIGGER EVENT:                  A Delinquency Trigger Event is in effect if the
                                quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day
                                Delinquent Loans as of the last day of the Due
                                Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds [37.5]% of the prior period's Credit Enhancement
                                Percentage.

                                A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Due Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                                Distribution Date Occurring In   Loss Percentage
                                ------------------------------   ---------------
                                September 2005 to August 2006        [3.00]%

                                September 2006 to August 2007        [4.25]%

                                September 2007 to August 2008        [5.25]%

                                September 2008 and Thereafter        [6.00]%

INITIAL SUBORDINATION           Class A-1:        18.75%
PERCENTAGE:                     Class A-2:        18.75%
                                Class A-3:        18.75%
                                Class A-4:        18.75%
                                Class A-5:        18.75%
                                Class M-1:        12.40%
                                Class M-2:         7.45%
                                Class M-3:         6.35%
                                Class B-1:         5.05%
                                Class B-2:         3.75%
                                Class B-3:         1.90%

OPTIONAL CLEAN-UP CALL:         If the Class X certificates are 100% owned,
                                directly or indirectly, by CDC Mortgage Capital
                                Inc. or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage
                                Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded
                                Amount.

                                If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 6

                         ----------------------


STEP-UP COUPONS:                For the Offered Certificates the coupon will
                                increase after the Optional Clean-up Call Date, should the call not be exercised. The applicable coupon for the Class A Certificates will increase by 2 times its margin and the coupons for the Class M-1, M-2, M-3, B-1, B-2 and B-3
                                Certificates will each increase by 1.5 times their respective margins.

CLASS A-1 PASS-THROUGH RATE:    The Class A-1 Certificates will accrue interest
                                at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                                Net WAC Cap and (iii) the Loan Group I Cap.

CLASS A-2 PASS-THROUGH RATE:    The Class A-2 Certificates will accrue interest
                                at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                                Net WAC Cap and (iii) the Loan Group II Cap.

CLASS A-3 PASS-THROUGH RATE:    The Class A-3 Certificates will accrue interest
                                at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                                Net WAC Cap and (iii) the Loan Group II Cap.

CLASS A-4 PASS-THROUGH RATE:    The Class A-4 Certificates will accrue interest
                                at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                                Net WAC Cap and (iii) the Loan Group II Cap.

CLASS A-5 PASS-THROUGH RATE:    The Class A-5 Certificates will accrue interest
                                at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                                Net WAC Cap and (iii) the Loan Group II Cap.

CLASS M-1 PASS-THROUGH RATE:    The Class M-1 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:    The Class M-2 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:    The Class M-3 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:    The Class B-1 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:    The Class B-2 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 7

                         ----------------------


CLASS B-3 PASS-THROUGH RATE:    The Class B-3 Certificates will accrue interest
                                at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

NET WAC CAP:                    As to any Distribution Date, a per annum rate
                                (on an Actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due
                                Period less servicing, trustee fee, and other rates, and in regards to the A-1 and the A-3
                                Certificates, the FSA fee rate.

LOAN GROUP I CAP:               As to any Distribution Date, a per annum rate
                                equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee, and other fee rates
                                (including the FSA fee rate).

LOAN GROUP II CAP:              As to any Distribution Date, a per annum rate
                                equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee, and other fee rates
                                (including the FSA fee rate in regards to the Class A-3 Certificates).

GROUP II CLASS A CERTIFICATES:  The Class A-2, A-3, A-4 and A-5 Certificates.

GROUP II CLASS A SEQUENTIAL
CERTIFICATES:                   The Class A-4 and A-5 Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 8

                         ----------------------


INTEREST DISTRIBUTIONS ON       On each Distribution Date and after payment of
OFFERED CERTIFICATES:           fees and reimbursements to the Servicer, FSA and
                                the Trustee, interest distributions from the Interest Remittance Amount will be allocated as follows:
                                (i)     concurrently, with equal priority of
                                payments;
                                        (A) payable solely from the remaining
                                Interest Remittance Amount relating to the Group I Mortgage Loans or, to the extent such amount is less than the Accrued Certificate
                                Interest for the Class A-1 Certificates, from the amounts available with respect to the Group
                                II Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Group II
                                Class A Certificates Certificates for that
                                Distribution Date, to the Class A-1
                                Certificates, its Accrued Certificate Interest and any unpaid interest shortfalls.
                                        (B) payable solely from the remaining
                                Interest Remittance Amount relating to the Group II Mortgage Loans or, to the extent such amount is less than the Accrued Certificate
                                Interest for each of the Group II Class A
                                Certificates, from the amounts available with respect to the Group I Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-1 Certificates for that Distribution
                                Date, to the holders of each of the Group II
                                Class A Certificates, its Accrued Certificate
                                Interest and any Unpaid Interest Shortfall;
                                (ii)    payable from the remaining Interest
                                Remittance Amount for both Groups, to the Class
                                M-1 Certificates, its Accrued Certificate
                                Interest;
                                (iii)   payable from the remaining Interest
                                Remittance Amount for both Groups, to the Class
                                M-2 Certificates, its Accrued Certificate
                                Interest;
                                (iv)    payable from the remaining Interest
                                Remittance Amount for both Groups, to the Class
                                M-3 Certificates, its Accrued Certificate
                                Interest;
                                (v)     payable from the remaining Interest
                                Remittance Amount for both Groups, to the Class
                                B-1 Certificates, its Accrued Certificate
                                Interest;
                                (vi)    payable from the remaining Interest
                                Remittance Amount for both Groups, to the Class
                                B-2 Certificates, its Accrued Certificate
                                Interest; and
                                (vii)   payable from the remaining Interest
                                Remittance Amount for both Groups, to the Class
                                B-3 Certificates, its Accrued Certificate
                                Interest.

PRINCIPAL DISTRIBUTIONS ON      On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:           Stepdown Date or (b) on which a Trigger Event is
                                in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                                (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has beenreduced to zero;
                                (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
                                (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 9

                         ----------------------


                                On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                                (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                                (ii)    to the Class M-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                (iii)   to the Class M-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                (iv)    to the Class M-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                (v)     to the Class B-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                (vi)    to the Class B-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero; and
                                (vii)   to the Class B-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero.

                                All principal distributions to the Class A
                                Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Group II Class A Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                                The principal distribution to the Group II Class A Certificates will be allocated pro rata to the Class A-2, Class A-3 and the Group II Class A Sequential Certificates. The principal distribution to the Group II Class A Sequential Certificates will be allocated first to the Class A-4 Certificates until those Certificates are reduced to zero, then to the Class A-5 Certificates.

                                Notwithstanding the above, in the event that all subordinate classes, including the Class X


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 10

                         ----------------------


                                Certificate have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

INTEREST RATE CAP:              Beginning on the first Distribution Date, an
                                Interest Rate Cap will be pledged to the Trust, for the benefit of the Offered Certificates
                                (other than the Class A-1 Certificates) for a period of 30 months. During months 1 to 21, if the 1-month LIBOR rate exceeds 6.75%, the Interest Rate Cap pays the Trust the product of
                                (i) the difference between the then current
                                1-month LIBOR rate and 6.75% (on an Actual/360 day count basis) up to a maximum of 200 bps and
                                (ii) the Interest Rate Cap notional balance equal to the balance of the Group II Class A
                                Certificates, M-1, M-2, M-3, B-1, B-2 and B-3
                                Certificates at the pricing speed ("Interest
                                Rate Cap Payment"). During months 22 to 30, if the 1-month LIBOR rate exceeds 7.75%, the Interest Rate Cap pays the Trust the product of
                                (i) the difference between the then current
                                1-month LIBOR rate and 7.75% (on an Actual/360 day count basis) up to a maximum of 100 bps and
                                (ii) the Interest Rate Cap notional balance equal to the balance of the Group II Class A
                                Certificates, M-1, M-2, M-3, B-1, B-2 and B-3
                                Certificates at the pricing speed ("Interest
                                Rate Cap Payment").

CLASS A-1, A-2, A-3, A-4,       As to any Distribution Date, any remaining
A-5, M-1, M-2, M-3, B-1, B-2    available funds and, with respect to the Offered
AND B-3 BASIS RISK CARRY        Certificates other than the Class A-1
FORWARD AMOUNT:                 Certificates, any Interest Rate Cap Payment
                                received after payments of interest and
                                principal as described, and after payments in respect of Unpaid Interest Shortfalls, and realized loss amounts as described herein, will be available to pay a supplemental interest amount for the Class A Certificates, Class M-1,
                                M-2, M-3, B-1, B-2 and B-3 Certificates (in that order) which equal the sum of:

                                (i)     the excess, if any, of interest that
                                     would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap or Loan Group I Cap with respect to the Class A-1, or Loan Group II Cap with respect to the Group II Class A Certificates) over interest due such Certificates at a rate equal to the Net WAC Cap (or Loan Group I Cap with respect to the Class A-1 , or Loan Group II Cap with respect to the Group II Class A Certificates);
                                (ii)    any respective Basis Risk Carry Forward
                                     Amount remaining unpaid from prior
                                     Distribution Dates; and
                                (iii)   interest on the amount in clause (ii) at
                                     the respective Pass-Through Rate (without regard to the Net WAC Cap or Loan Group I Cap with respect to the Class A-1 , or Loan Group II Cap with respect to the Group II Class A Certificates).

PRE-FUNDING ACCOUNT PAYMENT:    Any funds in the Pre-Funding Account not used to
                                purchase additional Mortgage Loans during the Pre-Funding Period will be paid to the Offered
                                Certificates pro rata.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 11

                         ----------------------


ALLOCATION OF NET MONTHLY       For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                Excess Cashflow shall be paid as follows:
                                (i)      to the Class M-1 Certificates, their
                                         Unpaid Interest Shortfall;
                                (ii)     to the Class M-1 Certificates, their
                                         realized loss amount reimbursement;
                                (iii)    to the Class M-2 Certificates, their
                                         Unpaid Interest Shortfall;
                                (iv)     to the Class M-2 Certificates, their
                                         realized loss amount reimbursement;
                                (v)      to the Class M-3 Certificates, their
                                         Unpaid Interest Shortfall;
                                (vi)     to the Class M-3 Certificates, their
                                         realized loss amount reimbursement
                                (vii)    to the Class B-1 Certificates, their
                                         Unpaid Interest Shortfall;
                                (viii)   to the Class B-1 Certificates, their
                                         realized loss amount reimbursement;
                                (ix)     to the Class B-2 Certificates, their
                                         Unpaid Interest Shortfall;
                                (x)      to the Class B-2 Certificates, their
                                         realized loss amount reimbursement;
                                (xi)     to the Class B-3 Certificates, their
                                         Unpaid Interest Shortfall;
                                (xii)    to the Class B-3 Certificates, their
                                         realized loss amount reimbursement;
                                (xiii)   concurrently, to the Class A-1 and
                                         Group II Class A Certificates, any
                                         Basis Risk Carry Forward Amount for
                                         such classes; provided that the Class
                                         A-1 Certificates shall not be entitled
                                         to any Interest Rate Cap Payment; and
                                (xiv)    sequentially, to the Class M-1, M-2,
                                         M-3, B-1, B-2 and B-3 Certificates, in
                                         such order, any Basis Risk Carry
                                         Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:     For any Distribution Date, the portion of
                                available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:   For any Distribution Date and each class of
                                Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class share of net interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil
                                Relief Act of 1940 or similar state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:  On any Distribution Date, the sum of (i) the
                                Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION    On any Distribution Date, the excess of (i) the
AMOUNT:                         aggregate Principal Remittance Amount over (ii)
                                the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:    On any Distribution Date, the sum of (i) all
                                scheduled payments of principal collected or advanced on the Mortgage Loans during the prior
                                Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional
                                Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:    For any Distribution Date is the amount of funds
                                available for distribution on such Distribution
                                Date remaining after making all payments of interest and principal to the Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 12

                         ----------------------


EXTRA PRINCIPAL DISTRIBUTION    For any Distribution Date, the lesser of (i) the
AMOUNT:                         excess of (x) interest collected or advanced on
                                the Mortgage Loans during the related Due Period
                                (less fees and reimbursements owed to the Servicer, the Trustee and FSA), over (y) the sum of interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:     For any Distribution Date, means the excess, if
                                any of (i) the overcollateralization and (ii) the required overcollateralization for such
                                Distribution Date.

CLASS A PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the Certificate Principal
                                Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                62.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,567,788.

CLASS A PRINCIPAL ALLOCATION    For any Distribution Date, the percentage
PERCENTAGE:                     equivalent of a fraction, determined as follows:
                                (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such
                                Distribution Date that is attributable to principal received or advanced on the Group I
                                Mortgage Loans and the denominator of which is
                                (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

CLASS M-1 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the Certificate
                                Principal Balance of the Class A Certificates
                                (after taking into account the payment of the Class A Principal Distribution Amount on such
                                Distribution Date) and (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 75.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period minus approximately $3,567,788.

CLASS M-2 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the Certificate
                                Principal Balance of the Class A Certificates
                                (after taking into account the payment of the Class A Principal Distribution Amount on such
                                Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates
                                (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                                Distribution Date) and (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 85.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period minus approximately $3,567,788.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 13

                         ----------------------


CLASS M-3 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the Certificate
                                Principal Balance of the Class A Certificates
                                (after taking into account the payment of the Class A Principal Distribution Amount on such
                                Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates
                                (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                                Distribution Date), ), (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates
                                (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                                Distribution Date), and (iv) the Certificate
                                Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 87.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period minus approximately $3,567,788.

CLASS B-1 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the Certificate
                                Principal Balance of the Class A Certificates
                                (after taking into account the payment of the Class A Principal Distribution Amount on such
                                Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates
                                (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                                Distribution Date), (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates
                                (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                                Distribution Date), (iv) the Certificate
                                Principal Balance of the Class M-3 Certificates
                                (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                Distribution Date), and (v) the Certificate
                                Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 89.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period minus approximately $3,567,788.

CLASS B-2 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (i) the Certificate
                                Principal Balance of the Class A Certificates
                                (after taking into account the payment of the Class A Principal Distribution Amount on such
                                Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates
                                (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                                Distribution Date), (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates
                                (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                                Distribution Date), (iv) the Certificate
                                Principal Balance of the Class M-3 Certificates
                                (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                Distribution Date), (v) the Certificate
                                Principal Balance of the Class B-1 Certificates
                                (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                                Distribution Date) and (vi) the Certificate
                                Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 92.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period minus approximately $3,567,788.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 14

                         ----------------------


CLASS B-3 PRINCIPAL             For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:            the excess of (x) the sum of (I) the Certificate
                                Principal Balance of the Class A Certificates
                                (after taking into account the payment of the Class A Principal Distribution Amount on such
                                Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates
                                (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                                Distribution Date), (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates
                                (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                                Distribution Date), (iv) the Certificate
                                Principal Balance of the Class M-3 Certificates
                                (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                Distribution Date), (v) the Certificate
                                Principal Balance of the Class B-1 Certificates
                                (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                                Distribution Date), (vi) the Certificate
                                Principal Balance of the Class B-2 Certificates
                                (after taking into account the payment of the Class B-2 Principal Distribution Amount on such
                                Distribution Date) and (vii) the Certificate
                                Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period minus approximately $3,567,788.

TRUST TAX STATUS:               REMIC.

ERISA ELIGIBILITY:              Subject the considerations in the Prospectus,
                                the Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:              It is anticipated that none of the Certificates
                                will be SMMEA eligible.

PROSPECTUS:                     The Offered Certificates are being offered
                                pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.
                                The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 15

                                                  SENSITIVITY ANALYSIS
                                                  --------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                         TO 10% CALL
                    %PPC                  50          60           75         100          125         150          175
-----------------------------------------------------------------------------------------------------------------------------
  A-1     WAL                            5.35        4.54         3.67        2.72         2.09        1.60         1.23
          FIRST PAYMENT DATE          9/25/2003    9/25/2003   9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       1 - 183      1 - 159     1 - 129      1 - 96       1 - 76      1 - 61       1 - 51
-----------------------------------------------------------------------------------------------------------------------------
  A-2     WAL                            5.42        4.62         3.74        2.80         2.16        1.67         1.29
          FIRST PAYMENT DATE          9/25/2003    9/25/2003   9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       1 - 183      1 - 159     1 - 129      1 - 96       1 - 76      1 - 61       1 - 51
-----------------------------------------------------------------------------------------------------------------------------
  A-3     WAL                            5.42        4.62         3.74        2.80         2.16        1.67         1.29
          FIRST PAYMENT DATE          9/25/2003    9/25/2003   9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       1 - 183      1 - 159     1 - 129      1 - 96       1 - 76      1 - 61       1 - 51
-----------------------------------------------------------------------------------------------------------------------------
  A-4     WAL                            2.48        2.10         1.70        1.29         1.04        0.87         0.74
          FIRST PAYMENT DATE          9/25/2003    9/25/2003   9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003
          EXPECTED FINAL MATURITY     3/25/2009    4/25/2008   5/25/2007    5/25/2006   10/25/2005   5/25/2005    2/25/2005
          WINDOW                        1 - 67      1 - 56       1 - 45      1 - 33       1 - 26      1 - 21       1 - 18
-----------------------------------------------------------------------------------------------------------------------------
  A-5     WAL                           10.68        9.13         7.39        5.49         4.17        3.10         2.27
          FIRST PAYMENT DATE          3/25/2009    4/25/2008   5/25/2007    5/25/2006   10/25/2005   5/25/2005    2/25/2005
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       67 - 183    56 - 159     45 - 129     33 - 96     26 - 76      21 - 61      18 - 51
-----------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 16

                                               SENSITIVITY ANALYSIS (CONT)
                                               ---------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                          TO 10% CALL
                     %PPC                 50          60          75           100         125         150          175
-----------------------------------------------------------------------------------------------------------------------------
  M-1     WAL                           10.28        8.78         7.09        5.36         4.58        4.41         4.25
          FIRST PAYMENT DATE          9/25/2008   11/25/2007   1/25/2007   11/25/2006   2/25/2007    5/25/2007   11/25/2007
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       61 - 183    51 - 159     41 - 129     39 - 96     42 - 76      45 - 61      51 - 51
-----------------------------------------------------------------------------------------------------------------------------
  M-2     WAL                           10.28        8.78         7.09        5.34         4.45        4.03         3.97
          FIRST PAYMENT DATE          9/25/2008   11/25/2007   1/25/2007   10/25/2006   11/25/2006   1/25/2007    3/25/2007
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       61 - 183    51 - 159     41 - 129     38 - 96     39 - 76      41 - 61      43 - 51
-----------------------------------------------------------------------------------------------------------------------------
  M-3     WAL                           10.28        8.78         7.09        5.33         4.41        3.91         3.71
          FIRST PAYMENT DATE          9/25/2008   11/25/2007   1/25/2007    9/25/2006   11/25/2006  12/25/2006    2/25/2007
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       61 - 183    51 - 159     41 - 129     37 - 96     39 - 76      40 - 61      42 - 51
-----------------------------------------------------------------------------------------------------------------------------
  B-1     WAL                           10.28        8.78         7.09        5.32         4.39        3.87         3.64
          FIRST PAYMENT DATE          9/25/2008   11/25/2007   1/25/2007    9/25/2006   10/25/2006  11/25/2006   12/25/2006
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       61 - 183    51 - 159     41 - 129     37 - 96     38 - 76      39 - 61      40 - 51
-----------------------------------------------------------------------------------------------------------------------------
  B-2     WAL                           10.28        8.78         7.09        5.32         4.38        3.84         3.56
          FIRST PAYMENT DATE          9/25/2008   11/25/2007   1/25/2007    9/25/2006   10/25/2006  10/25/2006   11/25/2006
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       61 - 183    51 - 159     41 - 129     37 - 96     38 - 76      38 - 61      39 - 51
-----------------------------------------------------------------------------------------------------------------------------
  B-3     WAL                           10.23        8.73         7.05        5.29         4.33        3.78         3.48
          FIRST PAYMENT DATE          9/25/2008   11/25/2007   1/25/2007    9/25/2006   9/25/2006    9/25/2006   10/25/2006
          EXPECTED FINAL MATURITY     11/25/2018  11/25/2016   5/25/2014    8/25/2011   12/25/2009   9/25/2008   11/25/2007
          WINDOW                       61 - 183    51 - 159     41 - 129     37 - 96     37 - 76      37 - 61      38 - 51
-----------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 17

                                           SENSITIVITY ANALYSIS (CONT)
                                           ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                         TO MATURITY
                     %PPC                50           60           75         100          125          150         175
-----------------------------------------------------------------------------------------------------------------------------
   A-1     WAL                           5.69        4.85         3.93         2.93        2.24         1.72         1.25
           FIRST PAYMENT DATE         9/25/2003    9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003   9/25/2003
           EXPECTED FINAL MATURITY    8/25/2030    8/25/2028    2/25/2025   1/25/2020    6/25/2016   11/25/2013   10/25/2011
           WINDOW                      1 - 324      1 - 300      1 - 258     1 - 197      1 - 154      1 - 123      1 - 98
-----------------------------------------------------------------------------------------------------------------------------
   A-2     WAL                           5.78        4.96         4.05         3.05        2.36         1.84         1.37
           FIRST PAYMENT DATE         9/25/2003    9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003   9/25/2003
           EXPECTED FINAL MATURITY    1/25/2031    4/25/2029    2/25/2026   3/25/2021    9/25/2017    2/25/2015   2/25/2013
           WINDOW                      1 - 329      1 - 308      1 - 270     1 - 211      1 - 169      1 - 138     1 - 114
-----------------------------------------------------------------------------------------------------------------------------
   A-3     WAL                           5.78        4.96         4.05         3.05        2.36         1.84         1.37
           FIRST PAYMENT DATE         9/25/2003    9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003   9/25/2003
           EXPECTED FINAL MATURITY    1/25/2031    4/25/2029    2/25/2026   3/25/2021    9/25/2017    2/25/2015   2/25/2013
           WINDOW                      1 - 329      1 - 308      1 - 270     1 - 211      1 - 169      1 - 138     1 - 114
-----------------------------------------------------------------------------------------------------------------------------
   A-4     WAL                           2.48        2.10         1.70         1.29        1.04         0.87         0.74
           FIRST PAYMENT DATE         9/25/2003    9/25/2003    9/25/2003   9/25/2003    9/25/2003    9/25/2003   9/25/2003
           EXPECTED FINAL MATURITY    3/25/2009    4/25/2008    5/25/2007   5/25/2006   10/25/2005    5/25/2005   2/25/2005
           WINDOW                       1 - 67      1 - 56       1 - 45       1 - 33      1 - 26       1 - 21       1 - 18
-----------------------------------------------------------------------------------------------------------------------------
   A-5     WAL                          11.69        10.08        8.25         6.19        4.73         3.57         2.48
           FIRST PAYMENT DATE         3/25/2009    4/25/2008    5/25/2007   5/25/2006   10/25/2005    5/25/2005   2/25/2005
           EXPECTED FINAL MATURITY    1/25/2031    4/25/2029    2/25/2026   3/25/2021    9/25/2017    2/25/2015   2/25/2013
           WINDOW                      67 - 329    56 - 308     45 - 270     33 - 211    26 - 169     21 - 138     18 - 114
-----------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 18

                                              SENSITIVITY ANALYSIS (CONT)
                                              ---------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                         TO MATURITY
                     %PPC                50           60           75         100          125          150         175
-----------------------------------------------------------------------------------------------------------------------------
   M-1     WAL                          11.15        9.57         7.79         5.92        5.02         4.77         5.42
           FIRST PAYMENT DATE         9/25/2008   11/25/2007    1/25/2007   11/25/2006   2/25/2007    5/25/2007   11/25/2007
           EXPECTED FINAL MATURITY    6/25/2028    1/25/2026    7/25/2022   3/25/2018    3/25/2015    1/25/2013   6/25/2011
           WINDOW                      61 - 298    51 - 269     41 - 227     39 - 175    42 - 139     45 - 113     51 - 94
-----------------------------------------------------------------------------------------------------------------------------
   M-2     WAL                          11.08        9.49         7.72         5.84        4.84         4.35         4.23
           FIRST PAYMENT DATE         9/25/2008   11/25/2007    1/25/2007   10/25/2006  11/25/2006    1/25/2007   3/25/2007
           EXPECTED FINAL MATURITY    12/25/2026   5/25/2024   12/25/2020   12/25/2016   2/25/2014    2/25/2012   9/25/2010
           WINDOW                      61 - 280    51 - 249     41 - 208     38 - 160    39 - 126     41 - 102     43 - 85
-----------------------------------------------------------------------------------------------------------------------------
   M-3     WAL                          10.98        9.39         7.63         5.76        4.74         4.19         3.94
           FIRST PAYMENT DATE         9/25/2008   11/25/2007    1/25/2007   9/25/2006   11/25/2006   12/25/2006   2/25/2007
           EXPECTED FINAL MATURITY    9/25/2024    2/25/2022   11/25/2018   4/25/2015   10/25/2012    1/25/2011   10/25/2009
           WINDOW                      61 - 253    51 - 222     41 - 183     37 - 140    39 - 110      40 - 89     42 - 74
-----------------------------------------------------------------------------------------------------------------------------
   B-1     WAL                          10.90        9.32         7.57         5.70        4.68         4.12         3.84
           FIRST PAYMENT DATE         9/25/2008   11/25/2007    1/25/2007   9/25/2006   10/25/2006   11/25/2006   12/25/2006
           EXPECTED FINAL MATURITY    12/25/2023   5/25/2021    4/25/2018   10/25/2014   5/25/2012    9/25/2010   7/25/2009
           WINDOW                      61 - 244    51 - 213     41 - 176     37 - 134    38 - 105      39 - 85     40 - 71
-----------------------------------------------------------------------------------------------------------------------------
   B-2     WAL                          10.76        9.19         7.46         5.62        4.60         4.03         3.72
           FIRST PAYMENT DATE         9/25/2008   11/25/2007    1/25/2007   9/25/2006   10/25/2006   10/25/2006   11/25/2006
           EXPECTED FINAL MATURITY    10/25/2022   4/25/2020    5/25/2017   12/25/2013  10/25/2011    3/25/2010   2/25/2009
           WINDOW                      61 - 230    51 - 200     41 - 165     37 - 124     38 - 98      38 - 79     39 - 66
-----------------------------------------------------------------------------------------------------------------------------
   B-3     WAL                          10.38        8.85         7.16         5.38        4.40         3.84         3.52
           FIRST PAYMENT DATE         9/25/2008   11/25/2007    1/25/2007   9/25/2006    9/25/2006    9/25/2006   10/25/2006
           EXPECTED FINAL MATURITY    3/25/2021   10/25/2018    2/25/2016   1/25/2013    1/25/2011    8/25/2009   8/25/2008
           WINDOW                      61 - 211    51 - 182     41 - 150     37 - 113     37 - 89      37 - 72     38 - 60
-----------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 19

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

                                                          SENSITIVITY ANALYSIS (CONT)
------------------------------------------------------------------------------------------------------------------------------------
                                         TO 10% CALL                                                        TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                CPR              20          25           30                       CPR               20          25           30
------------------------------------------------------------------------------------------------------------------------------------
A-1    WAL                      3.32         2.61        2.08        A-1   WAL                      3.61        2.84         2.27
       FIRST PAYMENT DATE     9/25/2003   9/25/2003    9/25/2003           FIRST PAYMENT DATE    9/25/2003    9/25/2003    9/25/2003
       EXPECTED FINAL                                                      EXPECTED FINAL
       MATURITY               5/25/2013   5/25/2011   12/25/2009           MATURITY              7/25/2024    9/25/2020   10/25/2017
       WINDOW                  1 - 117      1 - 93      1 - 76             WINDOW                 1 - 251      1 - 205      1 - 170
------------------------------------------------------------------------------------------------------------------------------------
A-2    WAL                      3.32         2.61        2.08        A-2   WAL                      3.59        2.83         2.27
       FIRST PAYMENT DATE     9/25/2003   9/25/2003    9/25/2003           FIRST PAYMENT DATE    9/25/2003    9/25/2003    9/25/2003
       EXPECTED FINAL                                                      EXPECTED FINAL
       MATURITY               5/25/2013   5/25/2011   12/25/2009           MATURITY              7/25/2024    8/25/2020   10/25/2017
       WINDOW                  1 - 117      1 - 93      1 - 76             WINDOW                 1 - 251      1 - 204      1 - 170
------------------------------------------------------------------------------------------------------------------------------------
A-3    WAL                      3.32         2.61        2.08        A-3   WAL                      3.59        2.83         2.27
       FIRST PAYMENT DATE     9/25/2003   9/25/2003    9/25/2003           FIRST PAYMENT DATE    9/25/2003    9/25/2003    9/25/2003
       EXPECTED FINAL                                                      EXPECTED FINAL
       MATURITY               5/25/2013   5/25/2011   12/25/2009           MATURITY              7/25/2024    8/25/2020   10/25/2017
       WINDOW                  1 - 117      1 - 93      1 - 76             WINDOW                 1 - 251      1 - 204      1 - 170
------------------------------------------------------------------------------------------------------------------------------------
A-4    WAL                      1.47         1.16        0.96        A-4   WAL                      1.47        1.16         0.96
       FIRST PAYMENT DATE     9/25/2003   9/25/2003    9/25/2003           FIRST PAYMENT DATE    9/25/2003    9/25/2003    9/25/2003
       EXPECTED FINAL                                                      EXPECTED FINAL
       MATURITY              12/25/2006   3/25/2006    9/25/2005           MATURITY              12/25/2006   3/25/2006    9/25/2005
       WINDOW                  1 - 40       1 - 31      1 - 25             WINDOW                  1 - 40      1 - 31       1 - 25
------------------------------------------------------------------------------------------------------------------------------------
A-5    WAL                      6.63         5.19        4.08        A-5   WAL                      7.39        5.81         4.60
       FIRST PAYMENT DATE    12/25/2006   3/25/2006    9/25/2005           FIRST PAYMENT DATE    12/25/2006   3/25/2006    9/25/2005
       EXPECTED FINAL                                                      EXPECTED FINAL
       MATURITY               5/25/2013   5/25/2011   12/25/2009           MATURITY              7/25/2024    8/25/2020   10/25/2017
       WINDOW                 40 - 117     31 - 93      25 - 76            WINDOW                 40 - 251    31 - 204     25 - 170
------------------------------------------------------------------------------------------------------------------------------------


1. Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
2. Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
3.       A prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 20

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

                                                     SENSITIVITY ANALYSIS (CONT)
                                                     ---------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                      TO 10% CALL                                                    TO MATURITY
M-1  WAL                      6.40        5.20        4.60       M-1   WAL                    7.06        5.73          5.04
     FIRST PAYMENT DATE    9/25/2006   11/25/2006   2/25/2007          FIRST PAYMENT DATE   9/25/2006  11/25/2006     2/25/2007
     EXPECTED FINAL                                                    EXPECTED FINAL
     MATURITY              5/25/2013   5/25/2011   12/25/2009          MATURITY             2/25/2021  10/25/2017     4/25/2015
     WINDOW                 37 - 117    39 - 93      42 - 76           WINDOW               37 - 210    39 - 170      42 - 140
---------------------------------------------------------------------------------------------------------------------------------
M-2  WAL                      6.40        5.16        4.45       M-2   WAL                    6.99        5.63          4.85
     FIRST PAYMENT DATE    9/25/2006   10/25/2006  11/25/2006          FIRST PAYMENT DATE   9/25/2006  10/25/2006    11/25/2006
     EXPECTED FINAL                                                    EXPECTED FINAL
     MATURITY              5/25/2013   5/25/2011   12/25/2009          MATURITY             7/25/2019   6/25/2016     3/25/2014
     WINDOW                 37 - 117    38 - 93      39 - 76           WINDOW               37 - 191    38 - 154      39 - 127
---------------------------------------------------------------------------------------------------------------------------------
M-3  WAL                      6.40        5.15        4.40       M-3   WAL                    6.91        5.56          4.74
     FIRST PAYMENT DATE    9/25/2006   10/25/2006  11/25/2006          FIRST PAYMENT DATE   9/25/2006  10/25/2006    11/25/2006
     EXPECTED FINAL                                                    EXPECTED FINAL
     MATURITY              5/25/2013   5/25/2011   12/25/2009          MATURITY             9/25/2017  11/25/2014    11/25/2012
     WINDOW                 37 - 117    38 - 93      39 - 76           WINDOW               37 - 169    38 - 135      39 - 111
---------------------------------------------------------------------------------------------------------------------------------
B-1  WAL                      6.40        5.14        4.39       B-1   WAL                    6.85        5.50          4.68
     FIRST PAYMENT DATE    9/25/2006   9/25/2006   10/25/2006          FIRST PAYMENT DATE   9/25/2006   9/25/2006    10/25/2006
     EXPECTED FINAL                                                    EXPECTED FINAL
     MATURITY              5/25/2013   5/25/2011   12/25/2009          MATURITY             2/25/2017   5/25/2014     6/25/2012
     WINDOW                 37 - 117    37 - 93      38 - 76           WINDOW               37 - 162    37 - 129      38 - 106
---------------------------------------------------------------------------------------------------------------------------------
B-2  WAL                      6.40        5.13        4.37       B-2   WAL                    6.75        5.41          4.59
     FIRST PAYMENT DATE    9/25/2006   9/25/2006   10/25/2006          FIRST PAYMENT DATE   9/25/2006   9/25/2006    10/25/2006
     EXPECTED FINAL                                                    EXPECTED FINAL
     MATURITY              5/25/2013   5/25/2011   12/25/2009          MATURITY             3/25/2016   8/25/2013    10/25/2011
     WINDOW                 37 - 117    37 - 93      38 - 76           WINDOW               37 - 151    37 - 120       38 - 98
---------------------------------------------------------------------------------------------------------------------------------
B-3  WAL                      6.36        5.10        4.33       B-3   WAL                    6.47        5.18          4.39
     FIRST PAYMENT DATE    9/25/2006   9/25/2006    9/25/2006          FIRST PAYMENT DATE   9/25/2006   9/25/2006     9/25/2006
     EXPECTED FINAL                                                    EXPECTED FINAL
     MATURITY              5/25/2013   5/25/2011   12/25/2009          MATURITY             1/25/2015   9/25/2012     1/25/2011
     WINDOW                 37 - 117    37 - 93      37 - 76           WINDOW               37 - 137    37 - 109       37 - 89
---------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 21

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

--------------------------------------------------------------------------------------------------------------------------------
PERIOD  A-1 CAP %  A-2 CAP %   A-3 CAP %  A-4 CAP %  A-5 CAP %  M-1 CAP %  M-2 CAP %  M-3 CAP %  B-1 CAP %  B-2 CAP %  B-3 CAP %
------  ---------  ---------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

         ACTUAL      ACTUAL      ACTUAL    ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL
          /360        /360        /360      /360       /360       /360       /360       /360       /360       /360       /360
--------------------------------------------------------------------------------------------------------------------------------
   1       (3)        (3)         (3)        (3)        (3)        (3)        (3)        (3)        (3)       (3)        (3)
   2       (3)        (3)         (3)        (3)        (3)        (3)        (3)        (3)        (3)       (3)        (3)
   3       (3)        (3)         (3)        (3)        (3)        (3)        (3)        (3)        (3)       (3)        (3)
   4       7.58       9.67        9.60       9.67       9.67       9.47       9.47       9.47       9.47      9.47       9.47
   5       7.34       9.42        9.35       9.42       9.42       9.23       9.23       9.23       9.23      9.23       9.23
   6       7.34       9.43        9.36       9.43       9.43       9.23       9.23       9.23       9.23      9.23       9.23
   7       7.86       9.95        9.87       9.95       9.95       9.73       9.73       9.73       9.73      9.73       9.73
   8       7.35       9.44        9.37       9.44       9.44       9.23       9.23       9.23       9.23      9.23       9.23
   9       7.60       9.69        9.62       9.69       9.69       9.47       9.47       9.47       9.47      9.47       9.47
  10       7.36       9.45        9.38       9.45       9.45       9.23       9.23       9.23       9.23      9.23       9.23
  11       7.61       9.70        9.63       9.70       9.70       9.47       9.47       9.47       9.47      9.47       9.47
  12       7.37       9.46        9.39       9.46       9.46       9.23       9.23       9.23       9.23      9.23       9.23
  13       7.38       9.47        9.40       9.47       9.47       9.23       9.23       9.23       9.23      9.23       9.23
  14       7.64       9.72        9.65       9.72       9.72       9.47       9.47       9.47       9.47      9.47       9.47
  15       7.40       9.48        9.41       9.48       9.48       9.23       9.23       9.23       9.23      9.23       9.23
  16       7.65       9.74        9.67       9.74       9.74       9.47       9.47       9.47       9.47      9.47       9.47
  17       7.41       9.50        9.43       9.50       9.50       9.23       9.23       9.23       9.23      9.23       9.23
  18       7.42       9.51        9.44       9.51       9.51       9.23       9.23       9.23       9.23      9.23       9.23
  19       8.23      10.33       10.25      10.33      10.33      10.00      10.00      10.00      10.00     10.00      10.00
  20       7.44       9.53        9.46       9.53       9.53       9.23       9.23       9.23       9.23      9.23       9.23
  21       7.70       9.79        9.72       9.79       9.79       9.47       9.47       9.47       9.47      9.47       9.47
  22       8.54       9.57        9.50       9.57       9.57       9.23       9.23       9.23       9.23      9.23       9.23
  23       8.95       9.97        9.90       9.97       9.97       9.60       9.60       9.60       9.60      9.60       9.60
  24       8.77       9.79        9.72       9.79       9.79       9.42       9.42       9.42       9.42      9.42       9.42
  25       8.90       9.90        9.84       9.90       9.90       9.52       9.52       9.52       9.52      9.52       9.52
  26       9.21      10.22       10.15      10.22      10.22       9.80       9.80       9.80       9.80      9.80       9.80
  27       8.92       9.93        9.86       9.93       9.93       9.51       9.51       9.51       9.51      9.51       9.51
  28       9.80      10.78       10.71      10.78      10.78      10.31      10.31      10.31      10.31     10.31      10.31
  29       9.55      10.53       10.46      10.53      10.53      10.06      10.06      10.06      10.06     10.06      10.06
  30       9.62      10.60       10.53      10.60      10.60      10.10      10.10      10.10      10.10     10.10      10.10
  31      10.74      10.71       10.63      10.71      10.71      10.13      10.13      10.13      10.13     10.13      10.13
  32       9.72       9.69        9.62       9.69       9.69       9.15       9.15       9.15       9.15      9.15       9.15
  33      10.07      10.04        9.97      10.04      10.04       9.46       9.46       9.46       9.46      9.46       9.46
  34      10.57      10.49       10.42        -        10.49       9.88       9.88       9.88       9.88      9.88       9.88
  35      11.03      10.94       10.87        -        10.94      10.28      10.28      10.28      10.28     10.28      10.28
  36      10.78      10.69       10.62        -        10.69      10.01      10.01      10.01      10.01     10.01      10.01
  37      23.89      23.79       23.72        -        23.79      10.08      10.08      10.08      10.08     10.08      10.08


1. Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
2. Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
3.       A prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 22

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

--------------------------------------------------------------------------------------------------------------------------------
PERIOD  A-1 CAP %  A-2 CAP %   A-3 CAP %  A-4 CAP %  A-5 CAP %  M-1 CAP %  M-2 CAP %  M-3 CAP %  B-1 CAP %  B-2 CAP %  B-3 CAP %
------  ---------  ---------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

         ACTUAL      ACTUAL      ACTUAL    ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL
          /360        /360        /360      /360       /360       /360       /360       /360       /360       /360       /360
--------------------------------------------------------------------------------------------------------------------------------
  38      12.98       12.89       12.82       -        12.89      10.42      10.42      10.42      10.42      10.42      10.42
  39      12.51       12.41       12.34       -        12.41      10.08      10.08      10.08      10.08      10.08      10.08
  40      13.53       13.40       13.33       -        13.40      11.03      11.03      11.03      11.03      11.03      11.03
  41      13.11       12.98       12.91       -        12.98      10.72      10.72      10.72      10.72      10.72      10.72
  42      13.17       13.03       12.97       -        13.03      10.78      10.78      10.78      10.78      10.78      10.78
  43      14.66       14.50       14.43       -        14.50      12.00      12.00      12.00      12.00      12.00      12.00
  44      13.23       13.09       13.03       -        13.09      10.84      10.84      10.84      10.84      10.84      10.84
  45      13.68       13.53       13.46       -        13.53      11.20      11.20      11.20      11.20      11.20      11.20
  46      13.66       13.48       13.41       -        13.48      11.21      11.21      11.21      11.21      11.21      11.21
  47      14.15       13.97       13.90       -        13.97      11.62      11.62      11.62      11.62      11.62      11.62
  48      13.74       13.55       13.49       -        13.55      11.28      11.28      11.28      11.28      11.28      11.28
  49      13.78       13.59       13.52       -        13.59      11.32      11.32      11.32      11.32      11.32      11.32
  50      14.24       14.04       13.97       -        14.04      11.69      11.69      11.69      11.69      11.69      11.69
  51      13.77       13.59       13.52       -        13.59      11.32      11.32      11.32      11.32      11.32      11.32
  52      14.34       14.14       14.07       -        14.14      11.79      11.79      11.79      11.79      11.79      11.79
  53      13.88       13.69       13.62       -        13.69      11.42      11.42      11.42      11.42      11.42      11.42
  54      13.89       13.70       13.63       -        13.70      11.42      11.42      11.42      11.42      11.42      11.42
  55      14.86       14.66       14.58       -        14.66      12.22      12.22      12.22      12.22      12.22      12.22
  56      13.90       13.71       13.64       -        13.71      11.43      11.43      11.43      11.43      11.43      11.43
  57      14.37       14.16       14.09       -        14.16      11.81      11.81      11.81      11.81      11.81      11.81
  58      13.95       13.76       13.69       -        13.76      11.48      11.48      11.48      11.48      11.48      11.48
  59      14.42       14.23       14.16       -        14.23      11.87      11.87      11.87      11.87      11.87      11.87
  60      13.96       13.77       13.70       -        13.77      11.49      11.49      11.49      11.49      11.49      11.49
  61      13.96       13.78       13.71       -        13.78      11.49      11.49      11.49      11.49      11.49      11.49
  62      14.43       14.24       14.17       -        14.24      11.87      11.87      11.87      11.87      11.87      11.87
  63      13.96       13.77       13.71       -        13.77      11.49      11.49      11.49      11.49      11.49      11.49
  64      14.43       14.24       14.17       -        14.24      11.87      11.87      11.87      11.87      11.87      11.87
  65      13.96       13.77       13.71       -        13.77      11.49      11.49      11.49      11.49      11.49      11.49
  66      13.96       13.77       13.71       -        13.77      11.48      11.48      11.48      11.48      11.48      11.48
  67      15.46       15.25       15.18       -        15.25      12.71      12.71      12.71      12.71      12.71      12.71
  68      13.95       13.77       13.70       -        13.77      11.48      11.48      11.48      11.48      11.48      11.48
  69      14.42       14.23       14.16       -        14.23      11.86      11.86      11.86      11.86      11.86      11.86
  70      13.95       13.77       13.70       -        13.77      11.48      11.48      11.48      11.48      11.48      11.48
  71      14.42       14.23       14.16       -        14.23      11.86      11.86      11.86      11.86      11.86      11.86
  72      13.95       13.77       13.70       -        13.77      11.48      11.48      11.48      11.48      11.48      11.48
  73      13.95       13.77       13.70       -        13.77      11.47      11.47      11.47      11.47      11.47      11.47
  74      14.42       14.23       14.16       -        14.23      11.86      11.86      11.86      11.86      11.86      11.86
  75      13.95       13.76       13.70       -        13.76      11.47      11.47      11.47      11.47      11.47      11.47
  76      14.41       14.22       14.15       -        14.22      11.85      11.85      11.85      11.85      11.85      11.85
  77      13.95       13.76       13.70       -        13.76      11.47      11.47      11.47      11.47      11.47      11.47
  78      13.95       13.76       13.69       -        13.76      11.47      11.47      11.47      11.47      11.47      11.47


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 23

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

--------------------------------------------------------------------------------------------------------------------------------
PERIOD  A-1 CAP %  A-2 CAP %   A-3 CAP %  A-4 CAP %  A-5 CAP %  M-1 CAP %  M-2 CAP %  M-3 CAP %  B-1 CAP %  B-2 CAP %  B-3 CAP %
------  ---------  ---------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

         ACTUAL      ACTUAL      ACTUAL    ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL
          /360        /360        /360      /360       /360       /360       /360       /360       /360       /360       /360
--------------------------------------------------------------------------------------------------------------------------------
   79     15.44      15.24       15.17        -        15.24      12.69      12.69      12.69      12.69      12.69      12.69
   80     13.95      13.76       13.69        -        13.76      11.46      11.46      11.46      11.46      11.46      11.46
   81     14.41      14.22       14.15        -        14.22      11.85      11.85      11.85      11.85      11.85      11.85
   82     13.94      13.76       13.69        -        13.76      11.46      11.46      11.46      11.46      11.46      11.46
   83     14.41      14.22       14.15        -        14.22      11.84      11.84      11.84      11.84      11.84      11.84
   84     13.94      13.76       13.69        -        13.76      11.46      11.46      11.46      11.46      11.46      11.46
   85     13.94      13.76       13.69        -        13.76      11.46      11.46      11.46      11.46      11.46      11.46
   86     14.34      14.15       14.08        -        14.15      11.84      11.84      11.84      11.84      11.84      11.84
   87     12.25      12.07       12.00        -        12.07      11.46      11.46      11.46      11.46      11.46      11.46
   88     12.68      12.49       12.42        -        12.49      11.84      11.84      11.84      11.84      11.84      11.84
   89     12.29      12.10       12.03        -        12.10      11.45      11.45      11.45      11.45      11.45      11.45
   90     12.30      12.12       12.05        -        12.12      11.45      11.45      11.45      11.45      11.45      11.45
   91     13.64      13.44       13.36        -        13.44      12.68      12.68      12.68      12.68      12.68      12.68
   92     12.34      12.15       12.08        -        12.15      11.45      11.45      11.45      11.45      11.45      11.45
   93     12.77      12.58       12.51        -        12.58      11.83      11.83      11.83      11.83      11.83      11.83
   94     12.37      12.19       12.12        -        12.19      11.45      11.45      11.45      11.45      11.45      11.45
   95     12.81      12.62       12.55        -        12.62      11.83      11.83      11.83      11.83      11.83      11.83
   96     12.41      12.23       12.16        -        12.23      11.45      11.45      11.45      11.45      11.45      11.45
   97     12.43      12.25       12.18        -        12.25      11.44      11.44      11.44      11.44      11.44      11.44
   98     12.87      12.68       12.61        -        12.68      11.83      11.83      11.83      11.83      11.83      11.83
   99     12.48      12.29       12.22        -        12.29      11.44      11.44      11.44      11.44      11.44      11.44
  100     12.92      12.72       12.65        -        12.72      11.82      11.82      11.82      11.82      11.82      11.82
  101     12.52      12.33       12.27        -        12.33      11.44      11.44      11.44      11.44      11.44      11.44
  102     12.54      12.36       12.29        -        12.36      11.44      11.44      11.44      11.44      11.44      11.44
  103     13.44      13.24       13.17        -        13.24      12.23      12.23      12.23      12.23      12.23      12.23
  104     12.59      12.41       12.34        -        12.41      11.44      11.44      11.44      11.44      11.44      11.44
  105     13.04      12.85       12.78        -        12.85      11.82      11.82      11.82      11.82      11.82      11.82
  106     12.64      12.46       12.39        -        12.46      11.44      11.44      11.44      11.44      11.44      11.44
  107     13.09      12.90       12.83        -        12.90      11.82      11.82      11.82      11.82      11.82      11.82
  108     12.70      12.51       12.44        -        12.51      11.43      11.43      11.43      11.43      11.43      11.43
  109     12.72      12.54       12.47        -        12.54      11.43      11.43      11.43      11.43      11.43      11.43
  110     13.18      12.99       12.92        -        12.99      11.81      11.81      11.81      11.81      11.81      11.81
  111     12.78      12.59       12.53        -        12.59      11.43      11.43      11.43      11.43      11.43      11.43
  112     13.24      13.05       12.98        -        13.05      11.81      11.81      11.81      11.81      11.81      11.81
  113     12.84      12.66       12.59        -        12.66      11.43      11.43      11.43      11.43      11.43      11.43
  114     12.87      12.69       12.62        -        12.69      11.43      11.43      11.43      11.43      11.43      11.43
  115     14.29      14.09       14.01        -        14.09      12.65      12.65      12.65      12.65      12.65        -
  116     12.94      12.75       12.68        -        12.75      11.43      11.43      11.43      11.43      11.43        -
  117     13.41      13.21       13.14        -        13.21      11.81      11.81      11.81      11.81      11.81        -
  118     13.01      12.82       12.75        -        12.82      11.43      11.43      11.43      11.43      11.43        -
  119     13.48      13.29       13.22        -        13.29      11.81      11.81      11.81      11.81      11.81        -


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 24

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

--------------------------------------------------------------------------------------------------------------------------------
PERIOD  A-1 CAP %  A-2 CAP %   A-3 CAP %  A-4 CAP %  A-5 CAP %  M-1 CAP %  M-2 CAP %  M-3 CAP %  B-1 CAP %  B-2 CAP %  B-3 CAP %
------  ---------  ---------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

         ACTUAL      ACTUAL      ACTUAL    ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL
          /360        /360        /360      /360       /360       /360       /360       /360       /360       /360       /360
--------------------------------------------------------------------------------------------------------------------------------
  120     13.08      12.89       12.83        -        12.89      11.42      11.42      11.42      11.42      11.42        -
  121     13.12      12.93       12.86        -        12.93      11.42      11.42      11.42      11.42      11.42        -
  122     13.60      13.40       13.33        -        13.40      11.80      11.80      11.80      11.80      11.80        -
  123     13.20      13.01       12.94        -        13.01      11.42      11.42      11.42      11.42      11.42        -
  124     13.68      13.49       13.42        -        13.49      11.80      11.80      11.80      11.80      11.80        -
  125     13.28      13.09       13.03        -        13.09      11.42      11.42      11.42      11.42      11.42        -
  126     13.32      13.14       13.07        -        13.14      11.42      11.42      11.42      11.42      11.42        -
  127     14.81      14.60       14.52        -        14.60      12.64      12.64      12.64      12.64      12.64        -
  128     13.41      13.23       13.16        -        13.23      11.42      11.42      11.42      11.42        -          -
  129     13.91      13.72       13.65        -        13.72      11.80      11.80      11.80      11.80        -          -
  130     13.51      13.32       13.25        -        13.32      11.42      11.42      11.42      11.42        -          -
  131     14.01      13.82       13.75        -        13.82      11.80      11.80      11.80      11.80        -          -
  132     13.61      13.42       13.35        -        13.42      11.42      11.42      11.42      11.42        -          -
  133     13.66      13.47       13.40        -        13.47      11.41      11.41      11.41      11.41        -          -
  134     14.17      13.98       13.91        -        13.98      11.79      11.79      11.79      11.79        -          -
  135     13.77      13.58       13.51        -        13.58      11.41      11.41      11.41      11.41        -          -
  136     14.29      14.09       14.02        -        14.09      11.79      11.79      11.79      11.79        -          -
  137     13.88      13.69       13.62        -        13.69      11.41      11.41      11.41        -          -          -
  138     13.94      13.75       13.68        -        13.75      11.41      11.41      11.41        -          -          -
  139     15.50      15.30       15.22        -        15.30      12.63      12.63      12.63        -          -          -
  140     14.06      13.87       13.81        -        13.87      11.41      11.41      11.41        -          -          -
  141     14.60      14.40       14.33        -        14.40      11.79      11.79      11.79        -          -          -
  142     14.19      14.00       13.93        -        14.00      11.41      11.41      11.41        -          -          -
  143     14.73      14.54       14.47        -        14.54      11.79      11.79        -          -          -          -
  144     14.33      14.14       14.07        -        14.14      11.41      11.41        -          -          -          -
  145     14.40      14.21       14.14        -        14.21      11.41      11.41        -          -          -          -
  146     14.95      14.76       14.69        -        14.76      11.79      11.79        -          -          -          -
  147     14.54      14.36       14.29        -        14.36      11.41      11.41        -          -          -          -
  148     15.11      14.91       14.84        -        14.91      11.79      11.79        -          -          -          -
  149     14.70      14.51       14.44        -        14.51      11.41      11.41        -          -          -          -
  150     14.78      14.59       14.52        -        14.59      11.41      11.41        -          -          -          -
  151     15.89      15.69       15.62        -        15.69      12.19      12.19        -          -          -          -
  152     14.95      14.76       14.69        -        14.76      11.41      11.41        -          -          -          -
  153     15.54      15.34       15.27        -        15.34      11.79      11.79        -          -          -          -
  154     15.12      14.93       14.87        -        14.93      11.41      11.41        -          -          -          -
  155     15.72      15.53       15.46        -        15.53      11.79      11.79        -          -          -          -
  156     15.31      15.12       15.05        -        15.12      11.41      11.41        -          -          -          -
  157     15.41      15.22       15.15        -        15.22      11.41      11.41        -          -          -          -
  158     16.02      15.83       15.76        -        15.83      11.79      11.79        -          -          -          -
  159     15.61      15.42       15.35        -        15.42      11.41      11.41        -          -          -          -
  160     16.24      16.04       15.97        -        16.04      11.79      11.79        -          -          -          -


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 25

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

--------------------------------------------------------------------------------------------------------------------------------
PERIOD  A-1 CAP %  A-2 CAP %   A-3 CAP %  A-4 CAP %  A-5 CAP %  M-1 CAP %  M-2 CAP %  M-3 CAP %  B-1 CAP %  B-2 CAP %  B-3 CAP %
------  ---------  ---------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

         ACTUAL      ACTUAL      ACTUAL    ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL
          /360        /360        /360      /360       /360       /360       /360       /360       /360       /360       /360
--------------------------------------------------------------------------------------------------------------------------------
  161     15.82      15.63       15.56        -        15.63      11.41      11.41        -          -          -          -
  162     15.93      15.74       15.67        -        15.74      11.41      11.41        -          -          -          -
  163     17.77      17.56       17.48        -        17.56      12.63      12.63        -          -          -          -
  164     16.16      15.97       15.90        -        15.97      11.41        -          -          -          -          -
  165     16.82      16.63       16.56        -        16.63      11.79        -          -          -          -          -
  166     16.40      16.21       16.15        -        16.21      11.41        -          -          -          -          -
  167     17.08      16.89       16.82        -        16.89      11.79        -          -          -          -          -
  168     16.66      16.47       16.40        -        16.47      11.41        -          -          -          -          -
  169     16.79      16.60       16.53        -        16.60      11.41        -          -          -          -          -
  170     17.49      17.30       17.23        -        17.30      11.79        -          -          -          -          -
  171     17.07      16.88       16.81        -        16.88      11.41        -          -          -          -          -
  172     17.79      17.59       17.52        -        17.59      11.79        -          -          -          -          -
  173     17.36      17.17       17.10        -        17.17      11.41        -          -          -          -          -
  174     17.51      17.32       17.25        -        17.32      11.41        -          -          -          -          -
  175     19.57      19.36       19.28        -        19.36      12.63        -          -          -          -          -
  176     17.83      17.64       17.57        -        17.64      11.41        -          -          -          -          -
  177     18.86      18.67       18.60        -        18.67      11.85        -          -          -          -          -
  178     18.46      18.27       18.20        -        18.27      11.48        -          -          -          -          -
  179     19.41      19.21       19.14        -        19.21        -          -          -          -          -          -
  180     19.13      18.94       18.87        -        18.94        -          -          -          -          -          -
  181     19.46      19.27       19.20        -        19.27        -          -          -          -          -          -
  182     20.47      20.27       20.20        -        20.27        -          -          -          -          -          -
  183     20.17      19.98       19.92        -        19.98        -          -          -          -          -          -
  184     21.25      21.06       20.99        -        21.06        -          -          -          -          -          -
  185     20.99      20.80       20.73        -        20.80        -          -          -          -          -          -
  186     21.44      21.25       21.18        -        21.25        -          -          -          -          -          -
  187     24.27      24.06       23.99        -        24.06        -          -          -          -          -          -
  188     22.44      22.25       22.18        -        22.25        -          -          -          -          -          -
  189     23.77      23.57       23.50        -        23.57        -          -          -          -          -          -
  190     23.60      23.41       23.35        -        23.41        -          -          -          -          -          -
  191     25.07      24.87       24.80        -        24.87        -          -          -          -          -          -
  192     24.97      24.78       24.72        -        24.78        -          -          -          -          -          -
  193     25.75      25.56       25.49        -        25.56        -          -          -          -          -          -
  194     27.49      27.29       27.22        -        27.29        -          -          -          -          -          -
  195     27.54      27.35       27.28        -        27.35        -          -          -          -          -          -
  196     29.52      29.33       29.26        -        29.33        -          -          -          -          -          -
  197     29.72      29.53       29.46        -        29.53        -          -          -          -          -          -
  198     30.99      30.80       30.74        -        30.80        -          -          -          -          -          -
  199     34.67      34.46       34.39        -        34.46        -          -          -          -          -          -
  200     34.04      33.85       33.79        -        33.85        -          -          -          -          -          -
  201     37.08      36.89       36.82        -        36.89        -          -          -          -          -          -


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 26

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

--------------------------------------------------------------------------------------------------------------------------------
PERIOD  A-1 CAP %  A-2 CAP %   A-3 CAP %  A-4 CAP %  A-5 CAP %  M-1 CAP %  M-2 CAP %  M-3 CAP %  B-1 CAP %  B-2 CAP %  B-3 CAP %
------  ---------  ---------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

         ACTUAL      ACTUAL      ACTUAL    ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL
          /360        /360        /360      /360       /360       /360       /360       /360       /360       /360       /360
--------------------------------------------------------------------------------------------------------------------------------
  202       -        37.80       37.74        -        37.80        -          -          -          -          -          -
  203       -        41.59       41.52        -        41.59        -          -          -          -          -          -
  204       -        43.10       43.03        -        43.10        -          -          -          -          -          -
  205       -        46.50       46.43        -        46.50        -          -          -          -          -          -
  206       -        52.28       52.21        -        52.28        -          -          -          -          -          -
  207       -        55.63       55.57        -        55.63        -          -          -          -          -          -
  208       -        64.05       63.98        -        64.05        -          -          -          -          -          -
  209       -        70.22       70.15        -        70.22        -          -          -          -          -          -
  210       -        81.34       81.27        -        81.34        -          -          -          -          -          -
  211       -       107.57      107.49        -       107.57        -          -          -          -          -          -
  212       -       121.44      121.38        -       121.44        -          -          -          -          -          -
  213       -       168.93      168.86        -       168.93        -          -          -          -          -          -
  214       -       253.84      253.77        -       253.84        -          -          -          -          -          -
  215       -          *          **          -         ***         -          -          -          -          -          -


* In period 215, the Class A-2 has a balance of $20,549 and is paid $17,526 in interest

** In period 215, the Class A-3 has a balance of $27,087 and is paid $23,101 in interest

*** In period 215, the Class A-5 has a balance of $23,307 and is paid $19,878 in interest


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 27

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL


                                                             % OF MORTGAGE
                                                AGGREGATE        POOL BY        WEIGHTED    WEIGHTED     WEIGHTED
                                                 CUT-OFF        AGGREGATE        AVERAGE     AVERAGE      AVERAGE
                                 NUMBER OF        DATE        CUT-OFF DATE       GROSS      REMAINING    ORIGINAL      WEIGHTED
                                  MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      TERM       COMBINED      AVERAGE
PRODUCT TYPES:                     LOANS       BALANCE ($)       BALANCE        RATE (%)    (MONTHS)      LTV (%)     FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Fixed-10 Year                          4            302,301        0.05           8.522         116        52.87          584
Fixed-15 Year                        148         11,934,787        2.14           8.115         177        74.26          632
Fixed-20 Year                         65          4,649,132        0.83           9.308         237        84.84          633
Fixed-25 Year                          2            164,443        0.03           9.118         273        87.88          661
Fixed-30 Year                        841        122,186,107       21.86           7.522         357        76.77          629
Fixed Balloon-15/30                  147         13,728,463        2.46           9.765         176        86.25          643
ARM-2 Year/6 Month LIBOR           2,082        335,071,146       59.95           8.026         357        81.63          605
ARM-3 Year/6 Month LIBOR             493         68,987,741       12.34           8.271         357        80.44          597
ARM-5 Year/6 Month LIBOR               8          1,925,059        0.34           6.661         357        72.44          685
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,790        558,949,180      100.00           7.997         347        80.36          611
================================================================================================================================


                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                      WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL       WEIGHTED
                            MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV      AVERAGE
ORIGINATOR:                   LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)        FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Aames                           198        28,750,138          5.14          6.878          344           75.81             644
Aegis                         1,135       148,319,777         26.54          8.464          352           82.48             606
Ameriquest                      401        19,867,098          3.55          9.009          339           80.58             608
BNC                             284        54,223,247          9.70          7.667          354           80.83             599
Chapel                          343        63,152,008         11.30          8.102          325           79.13             644
Encore                          940       167,525,558         29.97          7.652          353           78.40             599
First Banc                       97        14,087,300          2.52          8.327          341           86.01             629
First NLC                        37         5,675,774          1.02          8.108          340           80.67             618
Impac                             5         1,551,341          0.28          7.246          358           85.62             587
Master Financial                 37         3,958,590          0.71          7.630          340           82.59             613
Peoples Choice                   20         3,225,499          0.58          8.246          358           84.49             642
SIB                             293        48,612,850          8.70          8.171          345           82.01             615
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,790       558,949,180        100.00          7.997          347           80.36             611
================================================================================================================================


                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                      WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL       WEIGHTED
                            MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV      AVERAGE
LIEN POSITION:                LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)        FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
1st Lien                      3,584       548,695,993         98.17          7.931          350           80.04             611
2nd Lien                        206        10,253,186          1.83         11.529          201           97.45             658
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,790       558,949,180        100.00          7.997          347           80.36             611
================================================================================================================================


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 28

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL

                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                      WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL      WEIGHTED
RANGE OF GROSS              MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV    AVERAGE
INTEREST RATES(%):            LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)       FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
5.000-5.999                       74      15,007,160         2.68            5.818          344             69.63         679
6.000-6.999                      591     119,542,325        21.39            6.657          349             76.93         640
7.000-7.999                    1,008     177,414,838        31.74            7.557          352             81.04         616
8.000-8.999                    1,027     147,037,402        26.31            8.542          350             82.34         595
9.000-9.999                      663      71,520,813        12.80            9.477          348             81.72         580
10.000-10.999                    220      16,929,667         3.03           10.407          325             79.49         572
11.000-11.999                    135       8,025,155         1.44           11.494          262             85.09         607
12.000-12.999                     64       2,982,506         0.53           12.455          223             91.09         629
13.000-13.999                      8         489,314         0.09           13.512          240             94.18         637
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,790     558,949,180       100.00            7.997          347             80.36         611
================================================================================================================================

Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.997%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 29

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL

                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                     WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE      WEIGHTED        AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS        AVERAGE        ORIGINAL      WEIGHTED
RANGE OF CUT-OFF DATE       MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST     REMAINING     COMBINED LTV    AVERAGE
PRINCIPAL BALANCE ($):        LOANS      BALANCE ($)       BALANCE         RATE (%)   TERM (MONTHS)        (%)       FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
0.01-25,000.00                  43           807,452          0.14         11.365          195            90.75         648
25,000.01-50,000.00            447        18,982,274          3.40          9.666          319            80.93         611
50,000.01-75,000.00            583        35,736,359          6.39          9.047          332            80.25         602
75,000.01-100,000.00           452        39,897,349          7.14          8.487          342            80.34         610
100,000.01-125,000.00          426        47,880,938          8.57          8.235          348            79.88         604
125,000.01-150,000.00          390        53,800,702          9.63          8.038          350            80.08         605
150,000.01-175,000.00          288        46,562,961          8.33          7.840          350            79.89         607
175,000.01-200,000.00          280        52,571,389          9.41          7.901          349            80.25         602
200,000.01-225,000.00          223        47,477,649          8.49          7.760          348            80.06         612
225,000.01-250,000.00          155        36,643,782          6.56          7.658          352            79.48         613
250,000.01-275,000.00          113        29,578,669          5.29          7.755          352            80.79         608
275,000.01-300,000.00           83        23,916,240          4.28          7.526          353            80.67         628
300,000.01-325,000.00           59        18,480,329          3.31          7.560          354            80.65         620
325,000.01-350,000.00           54        18,309,732          3.28          7.572          353            83.04         617
350,000.01-375,000.00           44        15,921,706          2.85          7.855          349            81.20         615
375,000.01-400,000.00           30        11,667,467          2.09          7.248          357            79.89         618
400,000.01-425,000.00           20         8,280,750          1.48          7.592          348            85.77         624
425,000.01-450,000.00           21         9,188,383          1.64          7.623          349            81.20         612
450,000.01-475,000.00           17         7,837,347          1.40          7.535          357            82.93         631
475,000.01-500,000.00           17         8,361,403          1.50          7.778          357            79.56         590
500,000.01-525,000.00            6         3,093,687          0.55          7.003          357            78.20         641
525,000.01-550,000.00            8         4,319,533          0.77          8.106          357            70.72         635
550,000.01-575,000.00            9         5,059,197          0.91          7.328          337            80.26         641
575,000.01-600,000.00            7         4,069,804          0.73          7.228          357            85.98         661
greater than or = 600,000.01    15        10,504,079          1.88          7.767          343            77.83         642
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,790       558,949,180        100.00          7.997          347            80.36         611
================================================================================================================================

Minimum: $9,904
Maximum: $997,846
Average: $147,480


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 30

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL

                                                   % OF MORTGAGE
                                                      POOL BY         WEIGHTED                      WEIGHTED
                                      AGGREGATE      AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                        NUMBER OF   CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL      WEIGHTED
ORIGINAL TERMS          MORTGAGE      PRINCIPAL      PRINCIPAL        INTEREST      REMAINING     COMBINED LTV    AVERAGE
(MONTHS):                 LOANS      BALANCE ($)      BALANCE         RATE (%)    TERM (MONTHS)        (%)       FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------
120                           4          302,301        0.05           8.522           116            52.87         584
180                         302       26,258,989        4.70           8.962           177            80.53         637
240                          67        4,764,747        0.85           9.325           237            84.71         633
300                           1           99,642        0.02           7.250           297            80.00         654
360                       3,416      527,523,501       94.38           7.937           357            80.32         610
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,790      558,949,180      100.00           7.997           347            80.36         611
=============================================================================================================================

Minimum: 120
Maximum: 360
Weighted Average: 350


                                                            % OF MORTGAGE
                                                               POOL BY        WEIGHTED                     WEIGHTED
                                            AGGREGATE         AGGREGATE       AVERAGE      WEIGHTED         AVERAGE      WEIGHTED
                                          CUT-OFF DATE      CUT-OFF DATE       GROSS       AVERAGE         ORIGINAL       AVERAGE
RANGE OF REMAINING        NUMBER OF         PRINCIPAL         PRINCIPAL      INTEREST     REMAINING      COMBINED LTV      FICO
TERMS (MONTHS):        MORTGAGE LOANS       BALANCE ($)         BALANCE       RATE (%)   TERM (MONTHS)        (%)          SCORE
---------------------------------------------------------------------------------------------------------------------------------
109-120                         4              302,301            0.05          8.522        116             52.87          584
169-180                       302           26,258,989            4.70          8.962        177             80.53          637
229-240                        67            4,764,747            0.85          9.325        237             84.71          633
289-300                         1               99,642            0.02          7.250        297             80.00          654
349-360                     3,416          527,523,501           94.38          7.937        357             80.32          610
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,790          558,949,180          100.00          7.997        347             80.36          611
=================================================================================================================================

Minimum: 115
Maximum: 359
Weighted Average: 347


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 31

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL


                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                      WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL      WEIGHTED
RANGE OF ORIGINAL           MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV    AVERAGE
COMBINED LTV RATIOS (%):      LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)       FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
less than or = 30.00             20        1,581,382         0.28           8.205           333            25.31         604
30.01-40.00                      50        5,988,959         1.07           7.633           326            36.47         605
40.01-50.00                      77        8,962,877         1.60           7.674           336            45.52         603
50.01-60.00                     147       20,614,295         3.69           7.583           347            56.48         597
60.01-70.00                     405       63,788,649        11.41           7.874           349            66.28         592
70.01-80.00                   1,292      198,663,871        35.54           7.842           348            77.93         610
80.01-90.00                   1,175      181,375,703        32.45           8.010           352            87.40         610
90.01-100.00                    624       77,973,443        13.95           8.634           336            96.46         642
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,790      558,949,180       100.00           7.997           347            80.36         611
================================================================================================================================

Minimum: 11.97%
Maximum: 100.00%
Weighted Average: 80.36%


                                      AGGREGATE      % OF MORTGAGE      WEIGHTED
                                       CUT-OFF          POOL BY          AVERAGE       WEIGHTED          WEIGHTED       WEIGHTED
                        NUMBER OF        DATE          AGGREGATE          GROSS         AVERAGE          AVERAGE         AVERAGE
RANGE OF GROSS           MORTGAGE     PRINCIPAL      CUT-OFF DATE       INTEREST     REMAINING TERM       ORIGINAL        FICO
MARGINS (%):              LOANS      BALANCE ($)   PRINCIPAL BALANCE    RATE (%)        (MONTHS)      COMBINED LTV (%)    SCORE
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans         1,207       152,965,233          27.37           7.827           323              77.63           630
less than or = 5.000        83        20,861,929           3.73           7.193           357              76.75           672
5.001-5.500                175        36,874,816           6.60           7.107           357              80.67           618
5.501-6.000                422        87,559,699          15.67           7.454           357              83.15           619
6.001-6.500                655        82,713,190          14.80           8.035           356              79.97           592
6.501-7.000                289        49,502,090           8.86           8.038           357              80.67           591
7.001-7.500                317        52,418,402           9.38           8.441           356              80.59           600
7.501-8.000                217        31,893,785           5.71           8.778           357              85.28           599
8.001-8.500                181        21,366,064           3.82           9.210           357              83.31           585
8.501-9.000                122        12,697,782           2.27           9.645           357              83.21           576
greater than or = 9.001    122        10,096,189           1.81          10.268           357              78.70           566
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,790       558,949,180         100.00           7.997           347              80.36           611
================================================================================================================================

Non-Fixed Rate Minimum: 1.750%
Non-Fixed Rate Maximum: 12.176%
Non-Fixed Rate Weighted Average: 6.638%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 32

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL


                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                      WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL      WEIGHTED
RANGE OF MINIMUM            MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV    AVERAGE
MORTGAGE RATES(%):            LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)       FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans              1,207      152,965,233        27.37            7.827          323            77.63          630
less than or = 5.000             10        1,394,978         0.25            7.153          357            78.96          689
5.001-5.500                      10        2,346,372         0.42            5.761          357            65.20          626
5.501-6.000                      31        6,643,034         1.19            6.148          356            73.28          645
6.001-6.500                     108       24,177,768         4.33            6.547          357            79.79          649
6.501-7.000                     246       51,746,311         9.26            6.915          356            79.80          632
7.001-7.500                     341       68,709,815        12.29            7.443          357            82.60          621
7.501-8.000                     398       68,614,728        12.28            7.843          357            82.15          604
8.001-8.500                     358       56,820,155        10.17            8.377          357            82.15          595
8.501-9.000                     430       59,894,559        10.72            8.805          357            83.20          585
9.001-9.500                     260       29,226,892         5.23            9.291          356            82.17          574
9.501-10.000                    229       22,669,687         4.06            9.781          357            81.49          568
10.001 -10.500                   87        8,847,033         1.58           10.298          357            74.60          555
10.501-11.000                    39        2,310,560         0.41           10.791          357            78.87          554
11.001-11.500                    19        1,697,163         0.30           11.306          357            68.86          540
11.501-12.000                     9          475,376         0.09           11.781          357            69.75          550
12.001-12.500                     4          196,608         0.04           12.344          356            63.98          550
12.501-13.000                     3          161,960         0.03           12.594          357            73.79          540
13.501-14.000                     1           50,948         0.01           13.600          355            60.00          519
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,790      558,949,180       100.00            7.997          347            80.36          611
================================================================================================================================

Non-Fixed Rate Minimum: 2.750%
Non-Fixed Rate Maximum: 13.600%
Non-Fixed Rate Weighted Average: 7.990%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 33

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL

                                                     % OF MORTGAGE
                                                        POOL BY         WEIGHTED                      WEIGHTED
                                       AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                         NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL      WEIGHTED
RANGE OF MAXIMUM         MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV    AVERAGE
LOAN RATES(%):             LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)       FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans           1,207      152,965,233         27.37           7.827           323            77.63         630
less than or = 13.000        178       38,897,808          6.96           6.646           357            75.33         648
13.001-13.500                196       40,344,473          7.22           7.015           356            80.32         635
13.501-14.000                363       67,546,849         12.08           7.378           356            82.28         625
14.001-14.500                416       70,749,581         12.66           7.827           357            83.26         613
14.501-15.000                504       74,460,897         13.32           8.346           357            83.74         594
15.001-15.500                349       47,399,808          8.48           8.811           357            82.37         578
15.501-16.000                304       37,462,376          6.70           9.247           357            81.42         568
16.001-16.500                123       13,833,955          2.47           9.694           357            79.92         553
16.501-17.000                 83        8,695,684          1.56          10.016           357            78.21         548
17.001-17.500                 35        4,008,854          0.72          10.572           357            67.19         544
17.501-18.000                 17        1,074,150          0.19          11.366           357            69.79         546
18.001-18.500                 11        1,296,605          0.23          11.477           357            66.35         536
18.501-19.000                  3          161,960          0.03          12.594           357            73.79         540
19.501-20.000                  1           50,948          0.01          13.600           355            60.00         519
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,790      558,949,180        100.00           7.997           347            80.36         611
================================================================================================================================

Non-Fixed Rate Minimum: 9.000%
Non-Fixed Rate Maximum: 19.600%
Non-Fixed Rate Weighted Average: 14.479%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 34

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL

                                                               % OF
                                                             MORTGAGE
                                                             POOL BY
                                                            AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                              AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                               NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                               MORTGAGE      PRINCIPAL       PRINCIPAL     INTEREST        TERM        COMBINED      AVERAGE
INITIAL PERIODIC CAP (%):        LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,207        152,965,233       27.37        7.827          323          77.63          630
1.000                               67         12,517,832        2.24        8.104          357          84.97          622
1.500                              624        114,141,237       20.42        7.840          357          79.99          589
2.000                              533         64,334,479       11.51        7.919          354          81.53          598
3.000                            1,345        211,198,055       37.78        8.225          357          81.92          613
4.000                                6          1,415,658        0.25        8.940          356          84.05          591
5.000                                7          2,021,598        0.36        6.802          358          72.56          681
6.000                                1            355,087        0.06        9.375          355          93.68          603
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,790        558,949,180      100.00        7.997          347          80.36          611
==============================================================================================================================

Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.374%


                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                      WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL      WEIGHTED
SUBSEQUENT PERIODIC         MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV    AVERAGE
CAP (%):                      LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)       FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,207     152,965,233         27.37          7.827           323            77.63          630
1.000                          1,957     291,454,392         52.14          8.149           356            81.93          610
1.500                            626     114,529,555         20.49          7.837           357            79.99          589
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,790     558,949,180        100.00          7.997           347            80.36          611
================================================================================================================================

Minimum: 1.000%
Maximum: 1.500%
Weighted Average: 1.141%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 35

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
NEXT RATE ADJUSTMENT DATES:          LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                           1,207        152,965,233      27.37         7.827          323          77.63          630
December 2004                            1            258,594       0.05         8.080          352          37.30          620
January 2005                             8          1,245,491       0.22         7.991          353          83.56          674
February 2005                           11          1,926,130       0.34         8.615          354          85.22          626
March 2005                             126         15,803,996       2.83         8.550          354          80.69          613
April 2005                             495         81,964,873      14.66         7.978          355          81.21          599
May 2005                             1,071        171,324,500      30.65         8.050          357          82.24          609
June 2005                              276         46,989,977       8.41         7.780          357          81.17          606
July 2005                               94         15,557,585       2.78         8.143          359          79.56          575
March 2006                               8          2,063,374       0.37         7.983          355          76.72          598
April 2006                              76         13,555,031       2.43         7.676          356          80.67          600
May 2006                               380         47,768,691       8.55         8.539          357          80.90          594
June 2006                               25          4,782,553       0.86         7.600          358          76.21          612
July 2006                                4            818,093       0.15         7.163          359          83.94          640
April 2008                               1            299,481       0.05         6.875          356          77.05          687
May 2008                                 3            569,827       0.10         6.962          357          74.77          659
June 2008                                4          1,055,752       0.19         6.437          358          69.87          699
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,790        558,949,180     100.00         7.997          347          80.36          611
================================================================================================================================

Non-Fixed Rate Weighted Average: July 2005


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 36

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL


                                                        % OF MORTGAGE
                                                           POOL BY         WEIGHTED                      WEIGHTED
                                          AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                            NUMBER OF   CUT-OFF DATE     CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION     MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST      REMAINING     COMBINED LTV    AVERAGE
OF MORTGAGED PROPERTIES:      LOANS      BALANCE ($)       BALANCE         RATE (%)    TERM (MONTHS)        (%)       FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------
California                    1,037      217,118,254         38.84           7.509          351             78.06         614
Florida                         373       44,234,769          7.91           8.221          347             82.79         613
Illinois                        217       33,725,133          6.03           8.158          348             81.60         610
New Jersey                      130       23,003,484          4.12           8.208          337             78.86         605
Ohio                            218       19,026,133          3.40           8.520          349             86.52         608
Michigan                        172       17,607,119          3.15           8.550          350             83.58         599
Massachusetts                    83       16,847,507          3.01           8.061          352             76.70         609
New York                         85       15,552,458          2.78           8.383          347             79.34         598
Virginia                         73       11,598,139          2.07           8.379          331             82.26         619
Maryland                         75       11,429,746          2.04           8.329          322             83.69         613
Pennsylvania                     97       10,953,963          1.96           8.238          348             83.60         601
Texas                           108       10,779,384          1.93           8.478          336             78.54         621
Connecticut                      70        9,693,936          1.73           8.335          350             80.23         602
Colorado                         59        9,008,345          1.61           8.364          328             81.88         606
Nevada                           60        8,954,222          1.60           8.158          347             82.39         637
Other                           933       99,416,589         17.79           8.347          348             82.16         610
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,790      558,949,180        100.00           7.997          347             80.36         611
================================================================================================================================

Number of States/District of Columbia Represented: 49


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
OCCUPANCY TYPE:                      LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Primary                              3,295        508,583,621      90.99         7.959          348          80.59          609
Investment                             447         42,780,060       7.65         8.482          341          79.00          637
Non-Owner Occupied                      35          5,534,348       0.99         7.536          344          70.05          642
Second Home                             13          2,051,151       0.37         8.410          334          79.76          631
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,790        558,949,180     100.00         7.997          347          80.36          611
==================================================================================================================================


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 37

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                  AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                   CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                    NUMBER OF        DATE          DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
PROPERTY TYPE:                        LOANS      BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              2,953         419,581,109     75.07         7.998          348          80.07          607
2-4 Family                             309          55,395,534      9.91         8.019          343          79.96          635
Planned Unit Development               249          47,555,876      8.51         7.990          340          83.04          622
Condominium                            246          32,741,739      5.86         7.914          353          80.93          616
Manufactured Housing                    33           3,674,922      0.66         8.361          356          79.72          606
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,790         558,949,180    100.00         7.997          347          80.36          611
==================================================================================================================================


                                                                  % OF
                                                                MORTGAGE
                                                 AGGREGATE       POOL BY       WEIGHTED      WEIGHTED      WEIGHTED
                                                  CUT-OFF       AGGREGATE      AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF        DATE      CUT-OFF DATE      GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
LOAN PURPOSE:                        LOANS      BALANCE ($)      BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout                    2,397        370,366,287     66.26          7.911          349          78.11          601
Purchase                             1,045        137,551,305     24.61          8.273          342          86.50          643
Refinance-Rate/Term                    348         51,031,587      9.13          7.879          347          80.10          604
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,790        558,949,180    100.00          7.997          347          80.36          611
==================================================================================================================================


                                                                  % OF
                                                                MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE     WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF      AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE        GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST        TERM        COMBINED      AVERAGE
DOCUMENTATION LEVEL:                 LOANS       BALANCE ($)     BALANCE      RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   2,327       318,345,282      56.95         8.005          350          81.23          599
Stated Documentation                 1,232       199,945,751      35.77         8.027          343          78.92          629
Limited/Alternate                      204        37,369,358       6.69         7.746          354          80.51          617
No Ratio                                27         3,288,788       0.59         8.253          275          81.71          660
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,790       558,949,180     100.00         7.997          347          80.36          611
==================================================================================================================================


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 38

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                   TOTAL POOL


                                                                  % OF
                                                                MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE     WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF      AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE        GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST        TERM        COMBINED      AVERAGE
PREPAYMENT PENALTY TERM:             LOANS       BALANCE ($)     BALANCE      RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                  544         72,974,608      13.06         8.248        346          79.11          614
12 Months                              219         41,447,767       7.42         8.228        339          80.69          611
24 Months                            1,779        272,663,818      48.78         8.014        354          81.64          605
30 Months                               18          2,308,354       0.41         9.330        357          73.57          583
36 Months                            1,125        156,985,204      28.09         7.776        341          78.65          621
48 Months                                1            179,514       0.03         6.550        357          90.00          642
60 Months                              104         12,389,914       2.22         7.950        311          81.14          623
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,790        558,949,180     100.00         7.997        347          80.36          611
==================================================================================================================================


                                                                  % OF
                                                                MORTGAGE
                                                 AGGREGATE       POOL BY       WEIGHTED      WEIGHTED      WEIGHTED
                                                  CUT-OFF       AGGREGATE      AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF        DATE      CUT-OFF DATE      GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
RANGE OF CREDIT SCORES:              LOANS      BALANCE ($)      BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
500-525                                306         42,219,692      7.55          8.762          355          74.01          513
526-550                                406         57,767,022     10.33          8.624          355          75.18          538
551-575                                416         57,253,767     10.24          8.317          351          77.94          562
576-600                                512         73,081,673     13.07          8.236          346          80.40          588
601-625                                628         96,707,533     17.30          7.899          350          81.73          613
626-650                                650         96,216,429     17.21          7.812          344          83.77          638
651-675                                426         63,875,132     11.43          7.550          339          82.88          662
676-700                                233         35,952,840      6.43          7.364          345          82.16          687
701-725                                103         19,970,655      3.57          7.250          346          80.56          713
726-750                                 59          7,516,028      1.34          7.479          336          80.52          737
751-775                                 32          4,884,800      0.87          7.273          333          82.62          761
776-800                                 19          3,503,610      0.63          7.023          349          79.63          786
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,790        558,949,180    100.00          7.997          347          80.36          611
==================================================================================================================================

Minimum: 500
Maximum: 795
Weighted Average: 611


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 39

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
PRODUCT TYPES:                       LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed-10 Year                            4            302,301       0.08         8.522          116          52.87          584
Fixed-15 Year                          117          8,974,777       2.45         8.286          177          75.61          635
Fixed-20 Year                           56          3,711,424       1.01         9.773          237          87.95          638
Fixed-25 Year                            2            164,443       0.04         9.118          273          87.88          661
Fixed-30 Year                          600         89,825,499      24.53         7.588          357          76.97          626
Fixed Balloon-15/30                    134         11,481,840       3.14        10.003          176          88.05          642
ARM-2 Year/6 Month LIBOR             1,177        207,562,533      56.69         8.005          357          81.82          606
ARM-3 Year/6 Month LIBOR               279         42,181,565      11.52         8.170          357          81.21          602
ARM-5 Year/6 Month LIBOR                 8          1,925,059       0.53         6.661          357          72.44          685
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
ORIGINATOR:                          LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Aames                                  132         19,729,578       5.39         6.968          343          77.07          644
Aegis                                  685         89,534,940      24.45         8.469          350          82.30          607
Ameriquest                             245         12,211,451       3.34         9.098          333          81.79          611
BNC                                    156         32,485,236       8.87         7.640          353          81.18          601
Chapel                                 257         48,730,871      13.31         8.161          324          79.37          643
Encore                                 575        109,228,933      29.83         7.680          353          78.83          600
First Banc                              66          9,307,930       2.54         8.429          334          86.73          628
First NLC                               24          3,683,794       1.01         8.359          331          82.08          606
Impac                                    4          1,236,341       0.34         7.117          358          84.51          568
Master Financial                        27          2,554,790       0.70         7.676          330          83.17          620
Peoples Choice                          15          2,340,597       0.64         8.475          358          84.78          656
SIB                                    191         35,084,982       9.58         8.013          342          82.05          617
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 40

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                   MORTGAGE      PRINCIPAL      PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
LIEN POSITION:                       LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                             2,171        355,876,257      97.20         7.901          349          80.11          612
2nd Lien                               206         10,253,186       2.80        11.529          201          97.45          658
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
RANGE OF GROSS INTEREST             MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
RATES(%):                            LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
5.000-5.999                             46         10,108,928       2.76         5.828          338          68.96          683
6.000-6.999                            359         80,404,824      21.96         6.652          348          77.56          644
7.000-7.999                            619        116,597,022      31.85         7.563          353          81.54          615
8.000-8.999                            615         93,676,439      25.59         8.536          350          82.14          594
9.000-9.999                            395         43,486,003      11.88         9.483          345          81.11          581
10.000-10.999                          154         11,405,515       3.12        10.428          317          80.17          577
11.000-11.999                          124          7,327,248       2.00        11.508          253          86.48          613
12.000-12.999                           58          2,685,099       0.73        12.464          208          94.44          637
13.000-13.999                            7            438,366       0.12        13.501          227          98.15          650
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 8.003%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 41

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY       WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE     AGGREGATE      AVERAGE        AVERAGE      AVERAGE
                                    NUMBER OF   CUT-OFF DATE   CUT-OFF DATE     GROSS        REMAINING     ORIGINAL      WEIGHTED
RANGE OF CUT-OFF DATE PRINCIPAL     MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
BALANCES ($):                        LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
0.01-25,000.00                          41            762,288       0.21        11.431          191          91.94          651
25,000.01-50,000.00                    309         12,934,959       3.53         9.894          308          82.71          613
50,000.01-75,000.00                    369         22,607,395       6.17         9.154          323          81.22          605
75,000.01-100,000.00                   278         24,524,117       6.70         8.619          334          80.40          608
100,000.01-125,000.00                  249         27,923,937       7.63         8.246          346          80.53          603
125,000.01-150,000.00                  210         28,836,373       7.88         8.067          347          79.48          605
150,000.01-175,000.00                  159         25,765,362       7.04         7.840          350          79.98          604
175,000.01-200,000.00                  161         30,388,191       8.30         7.799          347          80.29          610
200,000.01-225,000.00                  126         26,736,717       7.30         7.870          345          80.38          611
225,000.01-250,000.00                   89         21,029,847       5.74         7.745          351          79.58          613
250,000.01-275,000.00                   64         16,686,339       4.56         7.750          354          82.16          608
275,000.01-300,000.00                   47         13,558,133       3.70         7.699          353          82.58          627
300,000.01-325,000.00                   38         11,921,713       3.26         7.568          352          77.99          619
325,000.01-350,000.00                   52         17,634,904       4.82         7.588          353          82.80          613
350,000.01-375,000.00                   40         14,475,684       3.95         7.758          353          80.85          617
375,000.01-400,000.00                   29         11,292,300       3.08         7.238          357          79.89          619
400,000.01-425,000.00                   18          7,474,745       2.04         7.637          347          84.67          623
425,000.01-450,000.00                   19          8,331,389       2.28         7.474          348          80.80          609
450,000.01-475,000.00                   17          7,837,347       2.14         7.535          357          82.93          631
475,000.01-500,000.00                   17          8,361,403       2.28         7.778          357          79.56          590
500,000.01-525,000.00                    6          3,093,687       0.84         7.003          357          78.20          641
525,000.01-550,000.00                    8          4,319,533       1.18         8.106          357          70.72          635
550,000.01-575,000.00                    9          5,059,197       1.38         7.328          337          80.26          641
575,000.01-600,000.00                    7          4,069,804       1.11         7.228          357          85.98          661
greater than or = 600,000.01            15         10,504,079       2.87         7.767          343          77.83          642
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: $9,904
Maximum: $997,846
Average: $154,030



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 42

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                  AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                   CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                    NUMBER OF        DATE          DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
ORIGINAL TERMS (MONTHS):              LOANS      BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
120                                      4             302,301      0.08         8.522          116          52.87          584
180                                    256          20,721,543      5.66         9.229          177          82.45          638
240                                     58           3,827,039      1.05         9.779          237          87.70          639
300                                      1              99,642      0.03         7.250          297          80.00          654
360                                  2,058         341,178,918     93.19         7.908          357          80.42          611
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377         366,129,443    100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: 120
Maximum: 360
Weighted Average: 348


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                  AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                   CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                    NUMBER OF        DATE          DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
RANGE OF REMAINING TERMS            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
(MONTHS):                             LOANS      BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
109-120                                  4             302,301      0.08         8.522          116          52.87          584
169-180                                256          20,721,543      5.66         9.229          177          82.45          638
229-240                                 58           3,827,039      1.05         9.779          237          87.70          639
289-300                                  1              99,642      0.03         7.250          297          80.00          654
349-360                              2,058         341,178,918     93.19         7.908          357          80.42          611
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377         366,129,443    100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: 115
Maximum: 359
Weighted Average: 345


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 43

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                  AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                   CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                    NUMBER OF        DATE          DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
RANGE OF ORIGINAL COMBINED          MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
LTV RATIOS (%)                        LOANS      BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
less than or = 30.00                    14          1,151,726       0.31         7.890          333          26.78          617
30.01-40.00                             26          3,502,243       0.96         7.752          324          37.10          604
40.01-50.00                             48          5,342,109       1.46         7.760          324          45.62          600
50.01-60.00                             90         13,680,336       3.74         7.476          345          56.62          605
60.01-70.00                            259         43,105,623      11.77         8.006          350          66.36          587
70.01-80.00                            761        125,310,541      34.23         7.787          347          77.87          613
80.01-90.00                            739        121,952,798      33.31         7.963          352          87.53          610
90.01-100.00                           440         52,084,067      14.23         8.795          327          96.68          644
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: 16.33%
Maximum: 100.00%
Weighted Average: 80.59%


                                                                  % OF
                                                                MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
RANGE OF GROSS MARGINS (%):          LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       913        114,460,285      31.26         7.960          320          78.28          628
less than or = 5.000                    52         16,240,547       4.44         7.162          357          75.92          672
5.001-5.500                            101         24,177,439       6.60         7.122          357          81.44          615
5.501-6.000                            256         58,108,386      15.87         7.465          357          83.02          621
6.001-6.500                            374         51,681,413      14.12         8.029          356          80.58          593
6.501-7.000                            155         28,560,580       7.80         8.115          357          80.64          586
7.001-7.500                            171         30,001,476       8.19         8.507          357          81.68          601
7.501-8.000                            122         18,707,953       5.11         8.730          357          85.77          597
8.001-8.500                             99         11,561,269       3.16         9.161          357          83.42          587
8.501-9.000                             64          6,603,214       1.80         9.644          357          83.62          577
greater than or = 9.001                 70          6,026,881       1.65        10.273          357          79.84          568
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Non-Fixed Rate Minimum: 2.000%
Non-Fixed Rate Maximum: 11.350%
Non-Fixed Rate Weighted Average: 6.557%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 44

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II


                                                                  % OF
                                                                MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
RANGE OF MINIMUM MORTGAGE RATES(%):  LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       913        114,460,285      31.26         7.960          320          78.28          628
less than or = 5.000                     6            995,413       0.27         6.910          357          79.42          686
5.001-5.500                              5          1,566,996       0.43         5.893          357          67.76          595
5.501-6.000                             18          4,147,319       1.13         5.994          355          72.72          654
6.001-6.500                             61         15,804,987       4.32         6.512          357          81.08          651
6.501-7.000                            137         32,693,004       8.93         6.919          357          79.63          638
7.001-7.500                            198         44,612,425      12.18         7.436          356          82.50          620
7.501-8.000                            228         42,427,447      11.59         7.834          357          83.48          608
8.001-8.500                            206         35,078,016       9.58         8.380          357          82.24          591
8.501-9.000                            233         36,093,573       9.86         8.793          357          83.72          586
9.001-9.500                            149         16,580,242       4.53         9.287          357          81.64          574
9.501-10.000                           125         12,758,693       3.48         9.798          357          81.39          566
10.001-10.500                           54          5,879,518       1.61        10.315          357          73.26          556
10.501-11.000                           22          1,334,396       0.36        10.802          357          78.66          551
11.001-11.500                           14          1,276,686       0.35        11.318          357          68.90          541
11.501-12.000                            5            269,386       0.07        11.719          357          73.65          554
12.001-12.500                            2             98,297       0.03        12.214          356          67.95          534
12.501-13.000                            1             52,760       0.01        12.600          357          80.00          508
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Non-Fixed Rate Minimum: 4.375%
Non-Fixed Rate Maximum: 12.600%
Non-Fixed Rate Weighted Average: 7.957%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 45

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
RANGE OF MAXIMUM                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
LOAN RATES (%):                      LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       913        114,460,285      31.26         7.960          320          78.28          628
less than or = 13.000                  112         27,902,999       7.62         6.653          357          75.48          649
13.001-13.500                          112         25,839,904       7.06         7.050          356          80.68          633
13.501-14.000                          192         39,727,329      10.85         7.385          357          83.23          631
14.001-14.500                          247         45,056,611      12.31         7.802          357          83.32          613
14.501-15.000                          288         46,720,434      12.76         8.339          357          84.61          594
15.001-15.500                          195         27,954,563       7.64         8.816          357          82.10          572
15.501-16.000                          154         20,257,668       5.53         9.215          357          81.95          571
16.001-16.500                           73          8,039,525       2.20         9.657          357          80.13          556
16.501-17.000                           48          5,437,163       1.49        10.013          357          77.93          543
17.001-17.500                           25          3,134,527       0.86        10.566          357          66.72          546
17.501-18.000                           10            651,560       0.18        11.396          357          70.95          555
18.001-18.500                            7            894,115       0.24        11.455          357          66.61          536
18.501-19.000                            1             52,760       0.01        12.600          357          80.00          508
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Non-Fixed Rate Minimum: 10.875%
Non-Fixed Rate Maximum: 18.600%
Non-Fixed Rate Weighted Average: 14.437%

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
INITIAL PERIODIC CAP (%):            LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       913        114,460,285      31.26         7.960          320          78.28          628
1.000                                   37          7,730,498       2.11         8.049          357          84.94          622
1.500                                  363         72,377,209      19.77         7.888          357          80.80          591
2.000                                  284         36,502,492       9.97         7.848          355          82.15          600
3.000                                  770        132,034,771      36.06         8.158          357          81.83          614
4.000                                    3          1,002,590       0.27         8.519          356          92.39          615
5.000                                    7          2,021,598       0.55         6.802          358          72.56          681
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: 1.000%
Maximum: 5.000%
Weighted Average: 2.382%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 46

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
SUBSEQUENT PERIODIC CAP (%):         LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       913        114,460,285      31.26         7.960          320          78.28          628
1.000                                1,101        179,291,950      48.97         8.077          356          81.98          612
1.500                                  363         72,377,209      19.77         7.888          357          80.80          591
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: 1.000%
Maximum: 1.500%
Weighted Average: 1.144%

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
NEXT RATE ADJUSTMENT DATES:          LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                             913        114,460,285      31.26         7.960          320          78.28          628
January 2005                             5            835,084       0.23         7.952          353          82.61          653
February 2005                            5          1,013,061       0.28         8.213          354          85.31          626
March 2005                              65          9,317,370       2.54         8.464          354          82.06          616
April 2005                             272         49,738,427      13.58         7.991          356          81.59          600
May 2005                               617        107,290,669      29.30         8.009          357          82.34          610
June 2005                              163         30,218,797       8.25         7.806          357          80.96          606
July 2005                               50          9,149,126       2.50         8.212          359          79.02          572
March 2006                               6          1,665,679       0.45         7.925          355          77.13          597
April 2006                              43          8,978,740       2.45         7.545          356          82.44          608
May 2006                               213         27,926,153       7.63         8.484          357          81.11          597
June 2006                               14          2,984,035       0.82         7.542          358          79.56          615
July 2006                                3            626,959       0.17         6.758          359          86.67          669
April 2008                               1            299,481       0.08         6.875          356          77.05          687
May 2008                                 3            569,827       0.16         6.962          357          74.77          659
June 2008                                4          1,055,752       0.29         6.437          358          69.87          699
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Non-Fixed Rate Weighted Average:  July 2005


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 47

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION             MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
OF MORTGAGED PROPERTIES:             LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
California                             677        149,058,940      40.71         7.545          349          78.77          616
Florida                                248         30,240,339       8.26         8.174          346          82.39          613
Illinois                               119         19,232,155       5.25         8.238          350          82.37          608
New Jersey                              81         15,455,091       4.22         8.208          333          78.97          611
Ohio                                   137         12,168,065       3.32         8.639          346          86.66          603
Michigan                               102         10,811,760       2.95         8.570          350          82.68          603
New York                                53         10,637,936       2.91         8.281          350          80.61          601
Massachusetts                           51         10,018,085       2.74         8.040          352          76.36          609
Virginia                                47          8,709,896       2.38         8.432          325          81.12          618
Maryland                                50          7,882,765       2.15         8.379          316          84.31          614
Pennsylvania                            63          7,224,037       1.97         8.194          346          84.34          604
Texas                                   68          7,188,444       1.96         8.560          335          79.51          622
Connecticut                             47          6,276,850       1.71         8.326          347          80.12          600
Colorado                                40          6,128,250       1.67         8.507          321          82.78          605
Nevada                                  37          6,120,122       1.67         8.191          343          82.10          642
Other                                  557         58,976,708      16.11         8.341          345          81.95          612
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Number of States/District of Columbia Represented: 48

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
OCCUPANCY TYPE:                      LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Primary                              2,078        335,337,671      91.59         7.963          346          80.86          611
Investment                             266         24,888,089       6.80         8.584          341          79.02          630
Non-Owner Occupied                      22          4,065,833       1.11         7.534          346          68.19          642
Second Home                             11          1,837,851       0.50         8.471          332          79.73          624
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 48

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II

                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                  AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                   CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                    NUMBER OF        DATE          DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
PROPERTY TYPE:                        LOANS      BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              1,844       274,572,009      74.99          7.999          346          80.28          608
Planned Unit Development               178        35,528,288       9.70          7.991          338          83.09          624
2-4 Family                             193        34,433,764       9.40          8.035          343          80.22          639
Condominium                            146        19,682,569       5.38          7.974          351          80.99          611
Manufactured Housing                    16         1,912,814       0.52          8.503          356          81.04          612
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377       366,129,443     100.00          8.003          345          80.59          613
==================================================================================================================================


                                                                  % OF
                                                                MORTGAGE
                                                 AGGREGATE       POOL BY       WEIGHTED      WEIGHTED      WEIGHTED
                                                  CUT-OFF       AGGREGATE      AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF        DATE      CUT-OFF DATE      GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
LOAN PURPOSE:                        LOANS      BALANCE ($)      BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout                    1,468        237,894,531     64.98          7.886          348          78.20          602
Purchase                               700         95,239,061     26.01          8.339          339          86.96          643
Refinance-Rate/Term                    209         32,995,852      9.01          7.880          344          79.45          606
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443    100.00          8.003          345          80.59          613
==================================================================================================================================


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
DOCUMENTATION LEVEL:                 LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   1,416        202,972,446      55.44         7.986          348          81.52          601
Stated Documentation                   821        138,228,762      37.75         8.056          341          78.98          629
Limited/Alternate                      120         22,535,981       6.16         7.789          353          82.01          613
No Ratio                                20          2,392,255       0.65         8.374          251          82.20          653
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 49

                               COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2003
                                    GROUP II


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
PREPAYMENT PENALTY TERM:             LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                  339         46,771,067      12.77         8.275          344          79.61          617
12 Months                              141         28,142,926       7.69         8.270          336          81.81          611
24 Months                            1,040        169,913,096      46.41         8.012          353          81.66          606
30 Months                                8          1,014,512       0.28         9.558          357          61.64          588
36 Months                              744        107,718,414      29.42         7.796          340          79.11          621
48 Months                                1            179,514       0.05         6.550          357          90.00          642
60 Months                              104         12,389,914       3.38         7.950          311          81.14          623
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================


                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                                AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                  AGGREGATE      CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF    CUT-OFF DATE       DATE         GROSS       REMAINING      ORIGINAL      WEIGHTED
                                    MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST        TERM        COMBINED      AVERAGE
RANGE OF CREDIT SCORES:              LOANS       BALANCE ($)     BALANCE       RATE (%)      (MONTHS)      LTV (%)      FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
500-525                                179         24,561,602       6.71         8.816          353          74.57          512
526-550                                245         36,742,518      10.04         8.617          356          74.79          538
551-575                                261         37,845,616      10.34         8.267          350          77.94          562
576-600                                330         51,539,284      14.08         8.263          345          80.09          587
601-625                                382         61,294,696      16.74         7.965          350          82.44          613
626-650                                405         61,585,644      16.82         7.777          340          83.47          637
651-675                                291         43,007,859      11.75         7.610          336          83.55          662
676-700                                137         23,059,036       6.30         7.375          341          83.26          687
701-725                                 70         15,150,051       4.14         7.214          345          80.40          714
726-750                                 41          5,400,309       1.47         7.540          333          80.50          736
751-775                                 23          3,267,645       0.89         7.706          321          84.74          761
776-800                                 13          2,675,182       0.73         6.952          350          79.70          787
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,377        366,129,443     100.00         8.003          345          80.59          613
==================================================================================================================================

Minimum: 500
Maximum: 795
Weighted Average: 613


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY     Page 50